    As filed with the Securities and Exchange Commission on February 22, 2008
                                                File Nos. 33-97598 and 811-09102

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                       Post-Effective Amendment No. 53 [X]

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                              Amendment No. 55 [X]

                        (Check appropriate box or boxes)

                                  iShares, Inc.
               (Exact Name of Registrant as Specified in Charter)

                      c/o State Street Bank & Trust Company
                              200 Clarendon Street
                                Boston, MA 02116
                (Address of Principal Executive Office)(Zip Code)

       Registrant's Telephone Number, including Area Code: (415) 597-2000

                          The Corporation Trust Company
                              300 E. Lombard Street
                               Baltimore, MD 21202
                     (Name and Address of Agent for Service)

                                 With Copies to:

MARGERY K. NEALE, ESQ.         BENJAMIN J. HASKIN, ESQ.       KEVIN D. SMITH, ESQ.
WILLKIE FARR & GALLAGHER LLP   WILLKIE FARR & GALLAGHER LLP   BARCLAYS GLOBAL INVESTORS, N.A.
787 SEVENTH AVENUE             1875 K STREET, N.W.            45 FREMONT STREET
NEW YORK, N.Y. 10019-6099      WASHINGTON, D.C. 20006-1238    SAN FRANCISCO, CA 94105

     It is proposed that this filing will become effective (check appropriate box):

[ ]  Immediately upon filing pursuant to paragraph (b)

[X]  60 days after filing pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  On (date) pursuant to paragraph (b)

[ ]  On (date) pursuant to paragraph (a)(1)

[ ]  On (date) pursuant to paragraph (a)(2)

     If appropriate, check the following box:

     [X] The post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

[GRAPHIC APPEARS HERE]


                                        iSHARES(Reg. TM) MSCI AUSTRIA INDEX FUND
                                                  Prospectus - February 25, 2008

[GRAPHIC APPEARS HERE]


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares(Reg. TM)

iShares, Inc. (the "Company") is a registered investment company that consists of more than 27 separate investment portfolios called funds. This Prospectus relates to the following fund:

     iShares MSCI Austria Index Fund (the "Fund")

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                       PROSPECTUS DATED FEBRUARY 25, 2008

Table of Contents

  Introduction ..................   1
  Description of the Fund .......   2
  Investment Objective ..........   2
  Principal Investment              2
  Strategies
  Principal Risks ...............   3
  Portfolio Holdings Information    7
  Performance Information .......   8
  Fees and Expenses .............   9
  Management ....................   9
  Shareholder Information .......  10
  Distribution ..................  16
  Financial Highlights ..........  17
  Index Provider ................  18
  Disclaimers ...................  19
  Supplemental Information ......  21
--------------------------------------------------------------------------------

"MSCI Austria Index" and "MSCI Austria Investable Market Index" are servicemarks of MSCI Inc. that have been licensed for use for certain purposes by BGI.

Introduction
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, only Authorized Participants may purchase or redeem shares directly from the Fund at NAV. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

--------------------------------------------------------------------------------
                                                                             1

Description of the Fund
CUSIP: 464286202
TRADING SYMBOL: EWO
UNDERLYING INDEX: MSCI Austria Investable Market Index
------------------------------------------------------

Investment Objective
The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate Austrian market, as represented by the MSCI Austria Investable Market Index (the "Underlying Index").

At a December 7, 2007, special meeting of shareholders of the Fund, a proposal to change the Underlying Index of the Fund from the MSCI Austria Index to the MSCI Austria Investable Market Index was approved.

Also at the December 7, 2007, special meeting of shareholders of the Fund, a proposal to change the Fund's investment objective from a "fundamental" investment policy to a "non-fundamental" investment policy was approved. As a result, the investment objective and Underlying Index of the Fund may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is MSCI Inc. ("MSCI").

Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Vienna Stock Exchange. As of September, 2007, the Underlying Index's three largest industries were banks, real estate and energy.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing eliminates the chance that the Fund may substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund will normally invest at least 80% of its assets in the securities of its Underlying Index and ADRs based on securities of its Underlying Index, and at least 90% of its assets in the securities of its Underlying Index or in securities included in the relevant market, but not in its Underlying Index, or in ADRs based on the securities in its Underlying Index. The Fund also may invest its other assets in futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds advised by BGFA or its affiliates.

Representative Sampling
"Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market

--------------------------------------------------------------------------------
     2
[GRAPHIC APPEARS HERE]
capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

Correlation
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Index) or representative sampling.

BGFA expects that, over time, the correlation between the Fund's performance and that of its Underlying Index, before fees and expenses, will be 95% or better. A correlation percentage of 100% would indicate perfect correlation. The difference between 100% correlation and the Fund's actual correlation with its Underlying Index is called "tracking error." The Fund's use of a representative sampling indexing strategy can be expected to result in greater tracking error than if the Fund used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy

The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries only to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks
The Fund may be subject to the principal risks noted below. Some or all of these risks may adversely affect the Fund's NAV, trading price, yield, total return and its ability to meet its investment objective.

Asset Class Risk
The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk
To the extent that its Underlying Index or portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class. An investment in the Fund should not constitute a complete investment program.

Currency Risk
Because the Fund's NAV is determined on the basis of the U.S. dollar, you may lose money if you invest in the Fund if the Austrian currency depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

--------------------------------------------------------------------------------
                                                                             3

Custody Risk
Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standards of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of custody problems.

European Economic Risk
Most developed countries in Europe are members of the European Union ("EU") and the Economic and Monetary Union of the EU (the "EMU"). The EMU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions among EU members may have a significant adverse effect on the economies of other EU members and their trading partners, including Austria.

Foreign Securities Risks
Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and abrupt changes in stock prices. As a result of investing in foreign securities, the Fund may be subject to the risks listed below. These risks may decrease the value of your investment:

[]  Less liquid and less efficient securities markets;

[]  Greater securities price volatility;

[]  Exchange rate fluctuations and exchange controls;

[]  Less publicly available information about issuers;

[]  Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of funds or other assets of the Fund;

[] Higher transaction and custody costs and delays in attendant settlement procedures;

[]  Difficulties in enforcing contractual obligations;

[]  Lower levels of regulation of the securities markets;

[]  Different accounting, disclosure and reporting requirements;

[]  Substantial government involvement in the economy;

[]  Higher rates of inflation; and

[] Greater social, economic and political uncertainty, the risk of nationalization or expropriation of assets and risk of war.

Issuer Risk
The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends which would also cause their stock prices to decline.

--------------------------------------------------------------------------------
     4
[GRAPHIC APPEARS HERE]

Legal Enforcement of Shareholder Rights Risk
Legal principles relating to corporate affairs and the validity of corporate procedures, directors' fiduciary duties and liabilities and stockholders' rights in markets in which the Fund invests may not be as extensive as those that apply in the U.S. The Fund may therefore have more difficulty asserting its rights as a stockholder of a non-U.S. company in which it invests than it would as a stockholder of a comparable U.S. company.

Management Risk
The Fund may be subject to management risk because the Fund does not fully replicate its Underlying Index and may hold securities that are not included in its Underlying Index. Management risk is the risk that BGFA's investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk
The Fund's NAV will react to securities market movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to a company or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks
ABSENCE OF ACTIVE MARKET

      Although shares of the Fund are listed for trading on a national securities exchange, there can be no assurance that an active trading market for such shares will develop or be maintained.

LACK OF MARKET LIQUIDITY

      Secondary market trading in Fund shares may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in Fund shares is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of the Fund will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV

      Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ

--------------------------------------------------------------------------------
                                                                             5
      significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, then the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES

      Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk
The Fund is classified as "non-diversified." A non-diversified fund generally may invest a larger percentage of its assets in the securities of a smaller number of issuers. As a result, the Fund may be more susceptible to risks associated with these companies or to a single economic, political or regulatory occurrence affecting these companies.

Passive Investment Risk
The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

Reliance on Exports Risk
The Austrian economy is dependent on the economies of Europe, mainly Eastern Europe, as key trading partners. Reduction in spending by these economies on Austrian products and services or negative changes in any of these economies may cause an adverse impact on the Austrian economy. Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments and adverse events in these Eastern European countries may greatly impact the economies of Western Europe.

Risk of Uncertainty of European Union
In May and June 2005, voters in France and the Netherlands, respectively, rejected ratification of the European Constitution causing some other countries to postpone moves toward ratification. Failure by other members of the EU to ratify the European Constitution could cause market disruptions, and could adversely affect the value of securities held by the Fund.

Secondary Market Trading Risk
Shares of the Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem shares. On such days, shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders.

Tracking Error Risk
Imperfect correlation between the Fund's securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause the Fund's performance to

--------------------------------------------------------------------------------
     6
[GRAPHIC APPEARS HERE]
diverge from the performance of its Underlying Index. This is called "tracking error." Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not incur such expenses.

Trading Risk
While the creation/redemption feature of the Fund is designed to make it likely that shares of the Fund will trade close to their NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from NAV.

Valuation Risk
Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Portfolio Holdings Information
A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

--------------------------------------------------------------------------------
                                                                             7

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how it will perform in the future results. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)


[GRAPHIC APPEARS HERE]


1998    -1.83%
1999    -10.36%
2000    -10.57%
2001    -2.57%
2002    17.27%
2003    58.46%
2004    70.93%
2005    21.50%
2006    35.84%
2007    3.95%

--------
The best calendar quarter return during the periods shown above was 28.95% in the 4th quarter of 2004; the worst was -23.45% in the 3rd quarter of 1998.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2007)

                                                                     SINCE FUND
                                    1 YEAR     5 YEARS    10 YEARS   INCEPTION
                                  ---------- ----------- ---------- -----------
ISHARES MSCI AUSTRIA INDEX FUND:
    (Inception date: 3/12/1996)
    Return Before Taxes               3.95%      35.97%     15.37%      12.71%
    Return After Taxes on             4.05%      35.92%     15.10%      12.47%
  Distributions
    Return After Taxes on             3.34%      32.78%     13.85%      11.45%
Distributions and Sale of Fun  d
  Shares
MSCI AUSTRIA INVESTABLE MARKET
INDEX (Index returns do not
reflect
deductions for fees, expenses,        2.17%      36.17%     15.80%      13.59%
  or taxes)(2)

(1) After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

(2)At a December 7, 2007, special shareholder meeting of the iShares MSCI Austria Index Fund, a proposal to change the Underlying Index of the Fund from the MSCI Austria Index to the MSCI Austria Investable Market Index was approved in response to MSCI's combination of its standard and small cap indexes to form new investable market indexes. The returns reflect that of the former MSCI Austria Index and not the current MSCI Austria Investable Market Index.

--------------------------------------------------------------------------------
     8
[GRAPHIC APPEARS HERE]

Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

                              ANNUAL FUND OPERATING EXPENSES/2/
               ----------------------------------------------------------------
                                                                       TOTAL
                                  DISTRIBUTION                      ANNUAL FUND
 SHAREHOLDER    MANAGEMENT    AND SERVICE (12B-1)       OTHER        OPERATING
   FEES/1/         FEES               FEES           EXPENSES/3/     EXPENSES
-------------  ------------  ---------------------  -------------  ------------
      None        0.51%              None               None          0.51%

--------
/1/Fees paid directly from your investment.
/2/Expenses that are deducted from the Fund's assets, expressed as a percentage of average net assets.
/3/The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes (both expected to be DE MINIMIS), any brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

Example
This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

 1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------  ---------  ---------  ---------
   $52       $164       $285       $640

Management

Investment Adviser
As investment adviser, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources. BGFA also arranges for transfer agency, custody, fund administration and all other non-distribution related services necessary for the Fund to operate.

Pursuant to the Investment Advisory Agreement between BGFA and the Company, on behalf of the Fund, BGFA is responsible for substantially all expenses of the Company including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is paid a management fee based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Belgium Index Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Index Fund, iShares MSCI Netherlands Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses), BGFA is paid a management fee

--------------------------------------------------------------------------------
                                                                             9
equal to each of those funds' allocable portion of: 0.59% per year of the aggregate net assets of those funds less than or equal to $7.0 billion, plus 0.54% per year of the aggregate net assets of those funds between $7.0 billion and $11.0 billion, plus 0.49% per year of the aggregate net assets of those funds between $11.0 billion and $24.0 billion, plus 0.44% per year of the aggregate net assets of those funds in excess of $24.0 billion.

For its investment advisory services to the Fund, BGFA is entitled to receive management fees from the Fund, based on a percentage of the Fund's average daily net assets, at the annual rate of 0.51%.

BGFA is located at 45 Fremont Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of September 30, 2007, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $2.0 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invests.

A discussion regarding the basis for the Board of Directors' approval of the Investment Advisory Agreement with BGFA will be available in the Fund's annual report for the period ending August 31.

Portfolio Managers
Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006.

Greg Savage is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent
State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information
ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

Buying and Selling Shares
Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your

--------------------------------------------------------------------------------
     10
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


broker. In addition, you will also incur the cost of the "spread" - that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol listed for the Fund in the DESCRIPTION OF THE FUND section of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company's Board of Directors has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board of Directors has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry
Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

Share Prices
The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund is listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and cash required to be

--------------------------------------------------------------------------------
                                                                           11
deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value

The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Directors. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Fund's Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Fund's Underlying Index.

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     12
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Because foreign markets may be open on different days than the days during which a shareholder may purchase the Fund's shares, the value of the Fund's investments may change on days when shareholders are not able to purchase the Fund's shares.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Any use of a different rate from the rates used by MSCI may adversely affect the Fund's ability to track its Underlying Index.

Dividends and Distributions
GENERAL POLICIES. Dividends from net investment income, if any, are declared and paid at least semi-annually by the Fund. The Fund generally distributes its net capital gains, if any, to shareholders annually. The Fund also reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on shares are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes
As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions
Distributions from the Fund's net investment income (other than qualified dividend income), including distributions out of the Fund's net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue

--------------------------------------------------------------------------------
                                                                           13

Service ("IRS") guidance, the United States has a comprehensive income tax treaty with Austria as well as with the following countries: Australia, Bangladesh, Barbados, Belgium, Canada, China, Cyprus, Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Korea, Latvia, Lithuania, Luxembourg, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Philippines, Poland, Portugal, Romania, Russian Federation, Slovak Republic, Slovenia, South Africa, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, United Kingdom and Venezuela.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided, however, that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale of other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries, including Austria, and the United States may reduce or eliminate such taxes. Since more than 50% of the total assets of the Fund will almost certainly consist of foreign stocks or securities, the Fund will "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you will be considered to have received as an additional dividend your share of such foreign taxes but you may be entitled to either a corresponding tax deduction in calculating your taxable income or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold
Currently, any capital gain or loss realized upon a sale of shares is generally treated as a long-term gain or loss if shares have been held for more than one year. Any capital gain or loss realized upon a sale of shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

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


THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

Creations and Redemptions
The shares that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees
The Fund will impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. The creation and redemption transaction fees for creations and redemptions in-kind for the Fund are discussed below. The standard creation transaction fee is charged to

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                                                                           15
each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee will be the amount indicated regardless of the number of Creation Units redeemed that day. The standard creation and redemption transaction fees for creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) will also be subject to an additional variable charge up to the maximum amount shown below under "Maximum Additional Variable Charge for Cash Purchases" and "Maximum Additional Variable Charge for Cash Redemptions." In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund. Redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services. The following table also shows, as of September 30, 2007, the approximate value of one Creation Unit, including the standard creation and redemption transaction fee:

                                       MAXIMUM        MAXIMUM
                      FEE FOR        ADDITIONAL     ADDITIONAL      NUMBER
                    IN-KIND AND       VARIABLE       VARIABLE      OF SHARES
  APPROXIMATE           CASH           CHARGE         CHARGE          PER
    VALUE OF         PURCHASES        FOR CASH       FOR CASH      CREATION
 CREATION UNIT    AND REDEMPTIONS    PURCHASES*    REDEMPTIONS*      UNIT
---------------  -----------------  ------------  --------------  ----------
   $3,765,000           $600           0.67%          0.67%        100,000

  *     As a percentage of amount invested.

Householding
Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution
The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

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Financial Highlights
The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         ISHARES MSCI AUSTRIA INDEX FUND
                                  ------------------------------------------------------------------------------
                                       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                    AUG. 31, 2007   AUG. 31, 2006   AUG. 31, 2005   AUG. 31, 2004  AUG. 31, 2003
                                  --------------- --------------- --------------- --------------- --------------
NET ASSET VALUE, BEGINNING OF        $  31.08        $  26.62        $  17.04         $ 10.61        $  8.19
                                     --------        --------        --------         -------        -------
  YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/a/                0.51            0.44            0.29            0.21           0.09
 Net realized and unrealized             6.42            4.31            9.38            6.39           2.43
                                     --------        --------        --------         -------        -------
  gain/b/
Total from investment operations         6.93            4.75            9.67            6.60           2.52
                                     --------        --------        --------         -------        -------
LESS DISTRIBUTIONS FROM:
 Net investment income                  (0.73)          (0.29)          (0.09)          (0.17)         (0.10)
                                     --------        --------        --------         -------        -------
Total distributions                     (0.73)          (0.29)          (0.09)          (0.17)         (0.10)
                                     --------        --------        --------         -------        -------
NET ASSET VALUE, END OF YEAR         $  37.28        $  31.08        $  26.62         $ 17.04        $ 10.61
                                     ========        ========        ========         =======        =======
TOTAL RETURN                            22.35%          18.00%          56.82%          62.70%         31.15%
                                     ========        ========        ========         =======        =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000s)      $473,514        $391,637        $196,952         $57,920        $22,288
 Ratio of expenses to average            0.51%           0.54%           0.57%           0.77%          0.84%
  net assets
 Ratio of net investment income
to average
  net assets                             1.36%           1.48%           1.26%           1.37%          0.98%
 Portfolio turnover rate/c/                21%             32%             21%             11%            26%

--------
/a/Based on average shares outstanding throughout each period.
/b/The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
/c/Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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                                                                           17

Index Provider
MSCI is a leading provider of global indexes and benchmark-related products and services to investors worldwide. Morgan Stanley, a global financial services firm and a market leader in securities, asset management, and credit services, is the majority shareholder of MSCI and The Capital Group Companies, Inc., a global investment management group, is the minority shareholder. MSCI is not affiliated with the Company, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI is sub-licensing rights in the Underlying Index to the Company at no charge.

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     18
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


Disclaimers
THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI. MSCI MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI'S ONLY RELATIONSHIP TO THE FUND, BGI AND BGFA IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEX, WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE COMPANY, BGI, BGFA OR THE FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE COMPANY, BGI, BGFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. MSCI IS NOT RESPONSIBLE FOR, AND HAS NOT PARTICIPATED IN, THE DETERMINATION OF THE PRICES AND AMOUNT OF SHARES OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF SUCH SHARES OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES OF THE FUND ARE TO BE CONVERTED INTO CASH. MSCI HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND. MSCI DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND MSCI SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

MSCI MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BGI, BGFA, OWNERS OF SHARES OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. MSCI MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI, HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX IDENTIFIED HEREIN TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF OR QUANTITIES OF THE SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY, ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.

NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

--------------------------------------------------------------------------------
                                                                           19

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, TO THE OWNERS OF THE SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

--------------------------------------------------------------------------------
     20
[GRAPHIC APPEARS HERE]

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the national securities exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund. The information shown for the Fund is for the calendar year of 2006 through December 31, 2007, the date of the most recent calendar quarter-end.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADES WITHIN THE PREMIUM/
DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

                                                                              NUMBER     PERCENTAGE
FUND                              PREMIUM/DISCOUNT RANGE                     OF DAYS    OF TOTAL DAYS
================================  ========================================  =========  ==============
iShares MSCI Austria Index Fund   Greater than 1.5%                              2           0.80%
                                  Greater than 1.0% and Less than 1.5%          13           5.18%
                                  Greater than 0.5% and Less than 1.0%          24           9.56%
                                  BETWEEN 0.5% AND -0.5%                       161          64.14%
                                  Less than -0.5% and Greater than -1.0%        25           9.96%
                                  Less than -1.0% and Greater than -1.5%        16           6.37%
                                  Less than -1.5% and Greater than -2.0%         6           2.39%
                                  Less than -2.0% and Greater than -2.5%         2           0.80%
                                  Less than -2.5% and Greater than -3.0%         1           0.40%
                                  Less than -3.0% and Greater than -3.5%         1           0.40%
                                                                               ---          -----
                                                                               251         100.00%
                                                                               ===         ======

II. Total Return Information
The table that follows presents information about the total return of the Fund's Underlying Index and the total return of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2007.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate Market Price

--------------------------------------------------------------------------------
                                                                           21
is determined by using the midpoint between the highest bid and the lowest offer on the national securities exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                        ISHARES MSCI AUSTRIA INDEX FUND

                                        AVERAGE ANNUAL TOTAL RETURNS
=============================================================================================================
               YEAR ENDED 8/31/07                   FIVE YEARS ENDED 8/31/07      TEN YEARS ENDED 8/31/07
================================================  ============================  ===========================
             NAV               MARKET     INDEX      NAV     MARKET     INDEX      NAV     MARKET    INDEX
============================  ========  ========  ========  ========  ========  ========  ========  =======
  22.35%                      21.81%    22.88%    37.03%    37.35%    37.69%    15.25%    15.27%    16.23%

                                           CUMULATIVE TOTAL RETURNS
===============================================================================================================
             YEAR ENDED 8/31/07                  FIVE YEARS ENDED 8/31/07         TEN YEARS ENDED 8/31/07
============================================  ===============================  ==============================
           NAV             MARKET     INDEX      NAV       MARKET     INDEX       NAV       MARKET     INDEX
========================  ========  ========  =========  =========  =========  =========  =========  ========
     22.35%               21.81%    22.88%    383.12%    388.78%    394.81%    313.26%    314.01%    350.10%

                                       ^

--------------------------------------------------------------------------------
     22
[GRAPHIC APPEARS HERE]

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual or Semi Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investments strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

     Call:         1-800-iShares
     (toll free)   1-800-474-2737
                   Monday through Friday
                   8:30 a.m. to 6:30 p.m. (Eastern Time)

     E-mail:       iSharesETFs@barclaysglobal.com

     Write:        c/o SEI Investments Distribution Co.
                   One Freedom Valley Drive
                   Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ABOUT THE FUND AND ITS SHARES NOT CONTAINED IN THIS PROSPECTUS AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION. READ AND KEEP THE PROSPECTUS FOR FUTURE REFERENCE.

                   Investment Company Act File No.: 811-09729

                     For more information visit our website
                     or call 1-800-iShares (1-800-474-2737)
                                WWW.ISHARES.COM

BGI-F-120-02008
[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]




                                    iSHARES(Reg. TM) MSCI NETHERLANDS INDEX FUND
                                                  Prospectus - February 25, 2008





[GRAPHIC APPEARS HERE]







The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares(Reg. TM)

iShares, Inc. (the "Company") is a registered investment company that consists of more than 27 separate investment portfolios called funds. This Prospectus relates to the following fund:


     iShares MSCI Netherlands Index Fund (the "Fund").


The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 50,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.


iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").


                       PROSPECTUS DATED FEBRUARY 25, 2008

Table of Contents

  Introduction ..................   1
  Description of the Fund .......   2
  Investment Objective ..........   2
  Principal Investment              2
  Strategies
  Principal Risks ...............   3
  Portfolio Holdings Information    7
  Performance Information .......   8
  Fees and Expenses .............   9
  Management ....................   9
  Shareholder Information .......  10
  Distribution ..................  16
  Financial Highlights ..........  17
  Index Provider ................  18
  Disclaimers ...................  19
  Supplemental Information ......  21
--------------------------------------------------------------------------------

"MSCI Netherlands Index" and "MSCI Netherlands Investable Market Index" are servicemarks of MSCI Inc. that have been licensed for use for certain purposes by BGI.

Introduction
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.


Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.



The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, only Authorized Participants may purchase or redeem shares directly from the Fund at NAV. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.


An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

--------------------------------------------------------------------------------
                                                                             1

Description of the Fund
CUSIP: 464286814
TRADING SYMBOL: EWN
UNDERLYING INDEX: MSCI Netherlands Investable Market Index
----------------------------------------------------------



Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Dutch market as measured by the MSCI Netherlands Investable Market Index (the "Underlying Index").


At a December 7, 2007, special meeting of shareholders of the Fund, a proposal to change the MSCI Netherlands Index to the MSCI Netherlands Investable Market Index was approved.


Also at the December 7, 2007, special meeting of shareholders of the Fund, a proposal to change the Fund's investment objective from a "fundamental" investment policy to a "non-fundamental" investment policy was approved. As a result, the investment objective and Underlying Index of the Fund may be changed without shareholder approval.



The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is MSCI Inc. ("MSCI").


Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.



Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Amsterdam Stock Exchange. As of September, 2007, the Underlying Index's three largest industries were banks, food, beverages and tobacco and diversified financials.



BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.


Indexing eliminates the chance that the Fund may substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.


The Fund will normally invest at least 80% of its assets in the securities of its Underlying Index and ADRs based on securities of its Underlying Index, and at least 90% of its assets in the securities of its Underlying Index or in securities included in the relevant market, but not in its Underlying Index, or in ADRs based on the securities in its Underlying Index. The Fund also may invest its other assets in futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds advised by BGFA or its affiliates.

Representative Sampling
"Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected


--------------------------------------------------------------------------------
     2
[GRAPHIC APPEARS HERE]
are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.


Correlation
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Index) or representative sampling.


BGFA expects that, over time, the correlation between the Fund's performance and that of its Underlying Index, before fees and expenses, will be 95% or better. A correlation percentage of 100% would indicate perfect correlation. The difference between 100% correlation and the Fund's actual correlation with its Underlying Index is called "tracking error." The Fund's use of a representative sampling indexing strategy can be expected to result in greater tracking error than if the Fund used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.


Industry Concentration Policy

The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries only to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.



Principal Risks
The Fund may be subject to the principal risks noted below. Some or all of these risks may adversely affect the Fund's NAV, trading price, yield, total return and its ability to meet its investment objective.


Asset Class Risk
The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.


Concentration Risk
To the extent that its Underlying Index or portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class. An investment in the Fund should not constitute a complete investment program.


Currency Risk
Because the Fund's NAV is determined on the basis of the U.S. dollar, you may lose money if you invest in the Fund if the Dutch currency depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

--------------------------------------------------------------------------------
                                                                             3

Custody Risk
Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standards of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of custody problems.


European Economic Risk
Most developed countries in Europe are members of the European Union ("EU") and the Economic and Monetary Union of the EU (the "EMU"). The EMU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions among EU members may have a significant adverse effect on the economies of other EU members and their trading partners, including Netherlands.


Foreign Securities Risks
Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and abrupt changes in stock prices. As a result of investing in foreign securities, the Fund may be subject to the risks listed below. These risks may decrease the value of your investment:

[]  Less liquid and less efficient securities markets;

[]  Greater securities price volatility;

[]  Exchange rate fluctuations and exchange controls;

[]  Less publicly available information about issuers;

[]  Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of funds or other assets of the Fund;

[] Higher transaction and custody costs and delays in attendant settlement procedures;

[]  Difficulties in enforcing contractual obligations;

[]  Lower levels of regulation of the securities markets;

[]  Different accounting, disclosure and reporting requirements;

[]  Substantial government involvement in the economy;

[]  Higher rates of inflation; and

[] Greater social, economic and political uncertainty, the risk of nationalization or expropriation of assets and risk of war.


Geographic Risk
The Netherlands' geographical position near the center of Europe's transportation network makes it vulnerable to environmental events (such as pollution, oil spills, etc.) which may adversely impact the Dutch economy and trade.


--------------------------------------------------------------------------------
     4
[GRAPHIC APPEARS HERE]

Issuer Risk
The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends which would also cause their stock prices to decline.


Legal Enforcement of Shareholder Rights Risk
Legal principles relating to corporate affairs and the validity of corporate procedures, directors' fiduciary duties and liabilities and stockholders' rights in markets in which the Fund invests may not be as extensive as those that apply in the U.S. The Fund may therefore have more difficulty asserting its rights as a stockholder of a non-U.S. company in which it invests than it would as a stockholder of a comparable U.S. company.


Management Risk
The Fund may be subject to management risk because the Fund does not fully replicate its Underlying Index and may hold securities that are not included in its Underlying Index. Management risk is the risk that BGFA's investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.


Market Risk
The Fund's NAV will react to securities market movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to a company or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.


Market Trading Risks
ABSENCE OF ACTIVE MARKET

      Although shares of the Fund are listed for trading on a national securities exchange, there can be no assurance that an active trading market for such shares will develop or be maintained.

LACK OF MARKET LIQUIDITY

      Secondary market trading in Fund shares may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in Fund shares is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of the Fund will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV


      Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S


--------------------------------------------------------------------------------
                                                                             5

      SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, then the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES

      Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.


Non-Diversification Risk
The Fund is classified as "non-diversified." A non-diversified fund generally may invest a larger percentage of its assets in the securities of a smaller number of issuers. As a result, the Fund may be more susceptible to risks associated with these companies or to a single economic, political or regulatory occurrence affecting these companies.


Passive Investment Risk
The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.


Reliance on Exports Risk
The Dutch economy is dependent heavily upon the economies of Europe as they are key trading partners. Reduction in spending by these economies on Dutch products and services or negative changes in any of these economies may cause an adverse impact in the Dutch economy.


Risk of Uncertainty of European Union
In May and June 2005, voters in France and the Netherlands, respectively, rejected ratification of the European Constitution causing some other countries to postpone moves toward ratification. Failure by other members of the EU to ratify the European Constitution could cause market disruptions, and could adversely affect the value of securities held by the Fund.


Secondary Market Trading Risk
Shares of the Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem shares. On such days, shares may trade in the secondary market with more significant


--------------------------------------------------------------------------------
     6
[GRAPHIC APPEARS HERE]
premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders.


Security Risk

Some geographic areas in which the Fund invests have experienced acts of terrorism or have strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these geographic areas and may affect the performance of their economies.


Structural Risks
The Dutch economy has been susceptible to high unemployment and a heavy reliance on trade. Many firms have had to deal with the loss competitiveness in recent times due to increasing labor costs and competition within the European Union.


Tracking Error Risk
Imperfect correlation between the Fund's securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause the Fund's performance to diverge from the performance of its Underlying Index. This is called "tracking error." Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not incur such expenses.


Trading Risk
While the creation/redemption feature of the Fund is designed to make it likely that shares of the Fund will trade close to their NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from NAV.


Valuation Risk
Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.



Portfolio Holdings Information
A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).


--------------------------------------------------------------------------------
                                                                             7

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how it will perform in the future results. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.


               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)




[GRAPHIC APPEARS HERE]







1998    24.09%
1999    4.54%
2000    -7.80%
2001    -23.96%
2002    -20.52%
2003    25.71%
2004    13.49%
2005    12.79%
2006    32.06%
2007    18.59%





--------
The best calendar quarter return during the periods shown above was 22.23% in the 2nd quarter of 2003; the worst was -30.27% in the 3rd quarter of 2002.



                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2007)




                                                                      SINCE FUND
                                     1 YEAR     5 YEARS    10 YEARS   INCEPTION
                                  ----------- ----------- ---------- -----------
ISHARES MSCI NETHERLANDS INDEX
  FUND:
    (INCEPTION DATE: 3/12/1996)
    Return Before Taxes               18.59%      20.30%      6.18%      8.89%
    Return After Taxes on             18.43%      20.02%      5.64%      8.31%
  Distributions
    Return After Taxes on             13.29%      18.07%      5.23%      7.71%
Distributions and Sale of Fun  d
  Shares
MSCI NETHERLANDS INVESTABLE
MARKET INDEX (Index returns d  o
not
reflect deductions for fees,          20.59%      20.99%      7.27%     10.14%
  expenses, or taxes)(2)


(1) After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

(2)At a December 7, 2007, special shareholder meeting of the iShares MSCI Netherlands Index Fund, a proposal to change the Underlying Index of the Fund from the MSCI Netherlands Index to the MSCI Netherlands Investable Market Index was approved in response to MSCI's combination of its standard and small cap indexes to form new investable market indexes. The returns reflect that of the former MSCI Netherlands Index and not the current MSCI Netherlands Investable Market Index.


--------------------------------------------------------------------------------
     8
[GRAPHIC APPEARS HERE]

Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:




                              ANNUAL FUND OPERATING EXPENSES/2/
               ----------------------------------------------------------------
                                                                       TOTAL
                                  DISTRIBUTION                      ANNUAL FUND
 SHAREHOLDER    MANAGEMENT    AND SERVICE (12B-1)       OTHER        OPERATING
   FEES/1/         FEES               FEES           EXPENSES/3/     EXPENSES
-------------  ------------  ---------------------  -------------  ------------
      None        0.51%              None               None          0.51%


--------
/1/Fees paid directly from your investment.
/2/Expenses that are deducted from the Fund's assets, expressed as a percentage of average net assets.
/3/The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes (both expected to be DE MINIMIS), any brokerage expenses, future distribution fees or expenses, and extraordinary expenses.



Example
This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:




 1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------  ---------  ---------  ---------
   $52       $164       $285       $640


Management

Investment Adviser
As investment adviser, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources. BGFA also arranges for transfer agency, custody, fund administration and all other non-distribution related services necessary for the Fund to operate.


Pursuant to the Investment Advisory Agreement between BGFA and the Company, on behalf of the Fund, BGFA is responsible for substantially all expenses of the Company including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, distribution fees or expenses and extraordinary expenses.



For its investment advisory services to the Fund, BGFA is paid a management fee based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Index Fund, iShares MSCI Belgium Index Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Index Fund, iShares MSCI Netherlands Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses),


--------------------------------------------------------------------------------
                                                                             9

BGFA is paid a management fee equal to each of those funds' allocable portion of: 0.59% per year of the aggregate net assets of those funds less than or equal to $7.0 billion, plus 0.54% per year of the aggregate net assets of those funds between $7.0 billion and $11.0 billion, plus 0.49% per year of the aggregate net assets of those funds between $11.0 billion and $24.0 billion, plus 0.44% per year of the aggregate net assets of those funds in excess of $24.0 billion.

For its investment advisory services to the Fund, BGFA is entitled to receive management fees from the Fund, based on a percentage of the Fund's average daily net assets, at the annual rate of 0.51%.



BGFA is located at 45 Fremont Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of September 30, 2007, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $2.0 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invests.



A discussion regarding the basis for the Board of Directors' approval of the Investment Advisory Agreement with BGFA will be available in the Fund's annual report for the period ending August 31.


Portfolio Managers
Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.


Diane Hsiung is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006.


Greg Savage is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006.


The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.


Administrator, Custodian and Transfer Agent
State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.



Shareholder Information
ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.


Buying and Selling Shares
Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your


--------------------------------------------------------------------------------
     10
[GRAPHIC APPEARS HERE]
broker. In addition, you will also incur the cost of the "spread" - that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol listed for the Fund in the DESCRIPTION OF THE FUND section of this Prospectus.


Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.


The Company's Board of Directors has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board of Directors has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.


Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.


Book Entry
Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.


Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


Share Prices
The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund is listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and cash required to be


--------------------------------------------------------------------------------
                                                                           11
deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.


Determination of Net Asset Value

The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.


In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Directors. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.


Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.


Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Fund's Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Fund's Underlying Index.


--------------------------------------------------------------------------------
     12
[GRAPHIC APPEARS HERE]

Because foreign markets may be open on different days than the days during which a shareholder may purchase the Fund's shares, the value of the Fund's investments may change on days when shareholders are not able to purchase the Fund's shares.


The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Any use of a different rate from the rates used by MSCI may adversely affect the Fund's ability to track its Underlying Index.


Dividends and Distributions
GENERAL POLICIES. Dividends from net investment income, if any, are declared and paid at least semi-annually by the Fund. The Fund generally distributes its net capital gains, if any, to shareholders annually. The Fund also reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.


Dividends and other distributions on shares are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from the Fund.


DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.


Taxes
As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.


Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


Taxes on Distributions
Distributions from the Fund's net investment income (other than qualified dividend income), including distributions out of the Fund's net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates.


Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue


--------------------------------------------------------------------------------
                                                                           13

Service ("IRS") guidance, the United States has a comprehensive income tax treaty with the Netherlands as well as with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Canada, China, Cyprus, Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Korea, Latvia, Lithuania, Luxembourg, Mexico, Morocco, New Zealand, Norway, Pakistan, Philippines, Poland, Portugal, Romania, Russian Federation, Slovak Republic, Slovenia, South Africa, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, United Kingdom and Venezuela.


Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.


Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.


A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.


If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.


If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided, however, that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale of other disposition of shares of the Fund.


Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Since more than 50% of the total assets of the Fund will almost certainly consist of foreign stocks or securities, the Fund will "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you will be considered to have received as an additional dividend your share of such foreign taxes but you may be entitled to either a corresponding tax deduction in calculating your taxable income or, subject to certain limitations, a credit in calculating your U.S. federal income tax.


If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.


Taxes When Shares are Sold
Currently, any capital gain or loss realized upon a sale of shares is generally treated as a long-term gain or loss if shares have been held for more than one year. Any capital gain or loss realized upon a sale of shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.


--------------------------------------------------------------------------------
     14
[GRAPHIC APPEARS HERE]

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.


Creations and Redemptions
The shares that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.


Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.


The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.


Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.


Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.


Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


Transaction Fees
The Fund will impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. The creation and redemption transaction fees for creations and redemptions in-kind for the Fund are discussed below. The standard creation transaction fee is charged to


--------------------------------------------------------------------------------
                                                                           15
each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee will be the amount indicated regardless of the number of Creation Units redeemed that day. The standard creation and redemption transaction fees for creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) will also be subject to an additional variable charge up to the maximum amount shown below under "Maximum Additional Variable Charge for Cash Purchases" and "Maximum Additional Variable Charge for Cash Redemptions." In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund. Redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services. The following table also shows, as of September 30, 2007, the approximate value of one Creation Unit, including the standard creation and redemption transaction fee:





                                       MAXIMUM        MAXIMUM
                      FEE FOR        ADDITIONAL     ADDITIONAL      NUMBER
                    IN-KIND AND       VARIABLE       VARIABLE      OF SHARES
  APPROXIMATE           CASH           CHARGE         CHARGE          PER
    VALUE OF         PURCHASES        FOR CASH       FOR CASH      CREATION
 CREATION UNIT    AND REDEMPTIONS    PURCHASES*    REDEMPTIONS*      UNIT
---------------  -----------------  ------------  --------------  ----------
   $1,601,000          $1,000          0.25%          0.25%         50,000



  *     As a percentage of amount invested.




Householding
Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.



Distribution
The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.


--------------------------------------------------------------------------------
     16
[GRAPHIC APPEARS HERE]

Financial Highlights
The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).


FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       ISHARES MSCI NETHERLANDS INDEX FUND
                                  ------------------------------------------------------------------------------
                                       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                    AUG. 31, 2007   AUG. 31, 2006   AUG. 31, 2005   AUG. 31, 2004  AUG. 31, 2003
                                  --------------- --------------- --------------- --------------- --------------
NET ASSET VALUE, BEGINNING OF        $  24.17        $  19.10         $ 15.70         $ 14.31        $ 14.69
                                     --------        --------         -------         -------        -------
  YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/a/                0.98            0.60            0.57            0.39           0.30
 Net realized and unrealized             5.05            4.95            3.09            1.37          (0.43)
                                     --------        --------         -------         -------        -------
  gain (loss)/b/
Total from investment operations         6.03            5.55            3.66            1.76          (0.13)
                                     --------        --------         -------         -------        -------
LESS DISTRIBUTIONS FROM:
 Net investment income                  (0.45)          (0.48)          (0.26)          (0.37)         (0.25)
                                     --------        --------         -------         -------        -------
Total distributions                     (0.45)          (0.48)          (0.26)          (0.37)         (0.25)
                                     --------        --------         -------         -------        -------
NET ASSET VALUE, END OF YEAR         $  29.75        $  24.17         $ 19.10         $ 15.70        $ 14.31
                                     ========        ========         =======         =======        =======
TOTAL RETURN                            25.22%          29.53%          23.40%          12.28%         (0.78)%
                                     ========        ========         =======         =======        =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000s)      $251,354        $109,991         $63,974         $28,265        $18,599
 Ratio of expenses to average            0.51%           0.54%           0.57%           0.78%          0.84%
  net assets
 Ratio of net investment income
to average
  net assets                             3.50%           2.78%           3.13%           2.45%          2.37%
 Portfolio turnover rate/c/                 8%             17%              6%              9%            18%

--------
/a/Based on average shares outstanding throughout each period.
/b/The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital
     share transactions.
/c/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

--------------------------------------------------------------------------------
                                                                           17

Index Provider
MSCI is a leading provider of global indexes and benchmark-related products and services to investors worldwide. Morgan Stanley, a global financial services firm and a market leader in securities, asset management, and credit services, is the majority shareholder of MSCI and The Capital Group Companies, Inc., a global investment management group, is the minority shareholder. MSCI is not affiliated with the Company, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.


BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI is sub-licensing rights in the Underlying Index to the Company at no charge.

--------------------------------------------------------------------------------
     18
[GRAPHIC APPEARS HERE]

Disclaimers
THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI. MSCI MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI'S ONLY RELATIONSHIP TO THE FUND, BGI AND BGFA IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEX, WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE COMPANY, BGI, BGFA OR THE FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE COMPANY, BGI, BGFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. MSCI IS NOT RESPONSIBLE FOR, AND HAS NOT PARTICIPATED IN, THE DETERMINATION OF THE PRICES AND AMOUNT OF SHARES OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF SUCH SHARES OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES OF THE FUND ARE TO BE CONVERTED INTO CASH. MSCI HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND. MSCI DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND MSCI SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.


MSCI MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BGI, BGFA, OWNERS OF SHARES OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. MSCI MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI, HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX IDENTIFIED HEREIN TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF OR QUANTITIES OF THE SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.


NYSE ARCA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY, ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.


NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.


BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.


--------------------------------------------------------------------------------
                                                                           19

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, TO THE OWNERS OF THE SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


--------------------------------------------------------------------------------
     20
[GRAPHIC APPEARS HERE]

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the national securities exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.


Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.



The following information shows the frequency of distributions of premiums and discounts for the Fund. The information shown for the Fund is for the calendar year of 2006 through December 31, 2007, the date of the most recent calendar quarter-end.



EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADES WITHIN THE PREMIUM/
DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


                                                                             NUMBER     PERCENTAGE
FUND                             PREMIUM/DISCOUNT RANGE                     OF DAYS    OF TOTAL DAYS
===============================  ========================================  =========  ==============
iShares MSCI Netherlands Index   Greater than 2.0% and Less than 2.5%           2           0.80%
  Fund
                                 Greater than 1.5% and Less than 2.0%           1           0.40%
                                 Greater than 1.0% and Less than 1.5%           8           3.19%
                                 Greater than 0.5% and Less than 1.0%          26          10.36%
                                 BETWEEN 0.5% AND -0.5%                       173          68.91%
                                 Less than -0.5% and Greater than -1.0%        23           9.16%
                                 Less than -1.0% and Greater than -1.5%        13           5.18%
                                 Less than -1.5% and Greater than -2.0%         3           1.20%
                                 Less than -2.0%                                2           0.80%
                                                                              ---          -----
                                                                              251         100.00%
                                                                              ===         ======


II. Total Return Information
The table that follows presents information about the total return of the Fund's Underlying Index and the total return of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2007.


"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.


The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the national securities


--------------------------------------------------------------------------------
                                                                           21
exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.


An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                      ISHARES MSCI NETHERLANDS INDEX FUND



                                       AVERAGE ANNUAL TOTAL RETURNS
===========================================================================================================
               YEAR ENDED 8/31/07                   FIVE YEARS ENDED 8/31/07     TEN YEARS ENDED 8/31/07
================================================  ============================  =========================
             NAV               MARKET     INDEX      NAV     MARKET     INDEX     NAV     MARKET    INDEX
============================  ========  ========  ========  ========  ========  =======  ========  ======
  25.22%                      24.74%    25.54%    17.40%    17.44%    17.86%    6.26%     6.22%    7.23%


                                          CUMULATIVE TOTAL RETURNS
=============================================================================================================
             YEAR ENDED 8/31/07                  FIVE YEARS ENDED 8/31/07        TEN YEARS ENDED 8/31/07
============================================  ===============================  ============================
           NAV             MARKET     INDEX      NAV       MARKET     INDEX       NAV     MARKET     INDEX
========================  ========  ========  =========  =========  =========  ========  ========  ========
  25.22%                  24.74%    25.54%    122.99%    123.44%    127.46%    83.52%    82.78%    101.06%

                                       ^

--------------------------------------------------------------------------------
     22
[GRAPHIC APPEARS HERE]

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual or Semi Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investments strategies that significantly affected the Fund's performance during the last fiscal year.


If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

     Call:         1-800-iShares
     (toll free)   1-800-474-2737
                   Monday through Friday
                   8:30 a.m. to 6:30 p.m. (Eastern Time)

     E-mail:       iSharesETFs@barclaysglobal.com

     Write:        c/o SEI Investments Distribution Co.
                   One Freedom Valley Drive
                   Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ABOUT THE FUND AND ITS SHARES NOT CONTAINED IN THIS PROSPECTUS AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION. READ AND KEEP THE PROSPECTUS FOR FUTURE REFERENCE.

                   Investment Company Act File No.: 811-09729

                     For more information visit our website
                     or call 1-800-iShares (1-800-474-2737)
                                WWW.ISHARES.COM



BGI-F-121-02008
[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]

ISHARES, INC.

Statement of Additional Information
Dated January 1, 2008
(as revised February 25, 2008)

This combined Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectuses (the "Prospectuses") for the following funds of iShares , Inc. (the "Company"), as such Prospectuses may be revised or supplemented from time to time:

iShares MSCI Australia Index Fund
iShares MSCI Austria Index Fund
iShares MSCI Belgium Index Fund
iShares MSCI Brazil Index Fund
iShares MSCI Canada Index Fund
iShares MSCI Emerging Markets Index Fund iShares MSCI EMU Index Fund iShares MSCI France Index Fund iShares MSCI Germany Index Fund iShares MSCI Hong Kong Index Fund iShares MSCI Italy Index Fund iShares MSCI Japan Index Fund

iShares MSCI Malaysia Index Fund
iShares MSCI Mexico Index Fund
iShares MSCI Netherlands Index Fund
iShares MSCI Pacific ex-Japan Index Fund iShares MSCI Singapore Index Fund iShares MSCI South Africa Index Fund iShares MSCI South Korea Index Fund iShares MSCI Spain Index Fund iShares MSCI Sweden Index Fund iShares MSCI Switzerland Index Fund iShares MSCI Taiwan Index Fund iShares MSCI United Kingdom Index Fund

The Prospectuses for the various iShares funds included in this SAI are dated January 1, 2008 with the exception of the Prospectuses for the iShares MSCI Austria Index Fund and the iShares MSCI Netherlands Index Fund which are each dated February 25, 2008. Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. The financial statements and notes contained in the Annual Reports of the Company for the above-listed funds for the fiscal year ended August 31, 2007 are incorporated by reference into and are deemed to be part of this SAI. A copy of each Prospectus and Annual Report may be obtained without charge by writing to the Company's distributor, SEI Investments Distribution Co. (the "Distributor"), at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                              TABLE OF CONTENTS

                                         PAGE
                                        -----
General Description of the Company         1
  and its Funds
Exchange Listing and Trading               2
Investment Strategies and Risks            3
   Lack of Diversification of the          3
  Funds
   Lending Portfolio Securities            3
   Repurchase Agreements                   3
   Reverse Repurchase Agreements           4
   Currency Transactions                   4
   Short-Term Instruments and              4
  Temporary Investments
   Foreign Securities                      5
   Securities of Investment                5
  Companies
   Illiquid Securities                     5
   Futures and Options                     5
   Options on Futures Contracts            6
   Swap Agreements                         6
   Tracking Stocks                         6
   Future Developments                     7
General Considerations and Risks           7
   Risks of Derivatives                    7
   Risks of Equity Securities              7
   Risks of Futures and Options            7
  Transactions
   Risks of Swap Agreements                8
   Risks of Investing in Non-U.S.          8
  Equity Securities
   Dividend Risk                           8
Proxy Voting Policy                        8
Portfolio Holdings Information             9
Construction and Maintenance of           10
  Underlying Indexes
The MSCI Indexes                          10
   MSCI Standard Equity Indexes           11
   MSCI Global Investable Market          12
  Indexes
Price and Exchange Rates                  13
Investment Limitations                    16
Continuous Offering                       19
Management                                19
   Directors and Officers                 19
   Committees of the Board of             24
  Directors

                                         PAGE
                                        -----
   Remuneration of Directors              24
   Control Persons and Principal          25
  Holders of Securities
Investment Advisory,                      28
Administrative and Distribution
  Services
   Investment Adviser                     28
   Portfolio Managers                     30
   Codes of Ethics                        33
   Administrator, Custodian and           33
  Transfer Agent
   Distributor                            34
   Index Provider                         35
Brokerage Transactions                    36
Additional Information Concerning         38
  the Company
   Capital Stock                          38
   Termination of the Company or a        39
  Fund
   DTC as Securities Depository           39
  for Shares of the Funds
Purchase and Issuance of Creation         40
  Units
   General                                40
   Fund Deposit                           41
   Role of the Authorized                 41
  Participant
   Purchase Order                         41
   Timing of Submission of                42
  Purchase Orders
   Acceptance of Order for                42
  Creation Unit
   Issuance of a Creation Unit            42
   Cash Purchase Method                   43
   Purchase Transaction Fee               43
   Redemption of Creation Units           44
   Redemption Transaction Fee             44
Regular Holidays                          47
Taxes                                     57
   Regulated Investment Company           57
  Qualifications
   Taxation of RICs                       57
   Taxation of Certain Derivatives        57
   Excise Tax                             58
   Net Capital Loss Carryforwards         58
   Funds Holding Foreign                  59
  Investments
   Federal Tax Treatment of               59
  Complex Securities
   Taxation of U.S. Shareholders          60
   Sales of Shares                        61

                                       PAGE
                                      -----
   Back-Up Withholding                  61
   Sections 351 and 362                 61
   Qualified Dividend Income            61
   Corporate Dividends Received         62
  Deduction
   Reporting                            62
   Other Taxes                          62
   Taxation of Non-U.S.                 62
  Shareholders
Financial Statements                    62
Miscellaneous Information               62
   Counsel                              62
   Independent Registered Public        63
  Accounting Firm
   Shareholder Communications to        63
  the Board

General Description of the Company and its Funds

The Company currently consists of more than 27 investment series or portfolios. The Company was organized as a Maryland corporation on August 31, 1994 and is authorized to have multiple series or portfolios. The Company is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The offering of the Company's shares is registered under the Securities Act of 1933, as amended (the "1933 Act"). This SAI relates to the following funds (each, a "Fund" and collectively, the "Funds"):

o  ISHARES MSCI AUSTRALIA INDEX FUND

o  ISHARES MSCI AUSTRIA INDEX FUND(1)

o  ISHARES MSCI BELGIUM INDEX FUND

o  ISHARES MSCI BRAZIL INDEX FUND

o  ISHARES MSCI CANADA INDEX FUND

o  ISHARES MSCI EMERGING MARKETS INDEX FUND

o  ISHARES MSCI EMU INDEX FUND

o  ISHARES MSCI FRANCE INDEX FUND

o  ISHARES MSCI GERMANY INDEX FUND

o  ISHARES MSCI HONG KONG INDEX FUND

o  ISHARES MSCI ITALY INDEX FUND

o  ISHARES MSCI JAPAN INDEX FUND

o  ISHARES MSCI MALAYSIA INDEX FUND

o  ISHARES MSCI MEXICO INDEX FUND

o  ISHARES MSCI NETHERLANDS INDEX FUND(2)

o  ISHARES MSCI PACIFIC EX-JAPAN INDEX FUND

o  ISHARES MSCI SINGAPORE INDEX FUND

o  ISHARES MSCI SOUTH AFRICA INDEX FUND

o  ISHARES MSCI SOUTH KOREA INDEX FUND

o  ISHARES MSCI SPAIN INDEX FUND

o  ISHARES MSCI SWEDEN INDEX FUND

o  ISHARES MSCI SWITZERLAND INDEX FUND

o  ISHARES MSCI TAIWAN INDEX FUND

o  ISHARES MSCI UNITED KINGDOM INDEX FUND
-------
1At a December 7, 2007 special shareholders meeting of the iShares MSCI
   Austria Index Fund, a proposal to change the Underlying Index of the Fund from the MSCI Austria Index to the MSCI Austria Investable Market Index was approved in response to MSCI's combination of its standard and small cap indexes to form investable market indexes. Shareholders of the Fund also approved a proposal to change the Fund's investment objective from a "fundamental" investment policy to a "non-fundamental" investment policy. As a result, the investment objective and underlying index of the Fund may be changed without shareholder approval.
2 At a December 7, 2007 special shareholders meeting of the iShares MSCI Netherlands Index Fund, a proposal to change the Underlying Index of the Fund from the MSCI Netherlands Index to the MSCI Netherlands Investable Market Index was approved in response to MSCI's combination of its standard and small cap indexes to form investable market indexes. Shareholders of the Fund also approved a proposal to change the Fund's investment objective from a "fundamental" investment policy to a "non-fundamental" investment policy. As a result, the investment objective and underlying index of the Fund may be changed without shareholder approval.

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each an "Underlying Index") representing publicly traded equity securities of companies in a particular country or region. Each Fund is managed by Barclays Global Fund Advisors ("BGFA" or the "Investment Adviser"), a subsidiary of BGI.

Each Fund offers and issues shares at their net asset value per share ("NAV") only in aggregations of a specified number of shares (each, a "Creation Unit"), generally in exchange for a basket of equity securities included in its Underlying Index (the "Deposit

Securities"), together with the deposit of a specified cash payment (the "Cash Component"). Shares of the Funds are listed and traded on NYSE Arca, Inc. ("NYSE Arca") (the "Listing Exchange"), a national securities exchange. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 40,000 to 600,000 shares or multiples thereof, depending on the Fund.

The Company reserves the right to offer a "cash" option for creations and redemptions of shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Company cash at least equal to 110%, which BGFA may change from time to time, of the market value of the missing Deposit Securities. See the CREATION AND REDEMPTION OF CREATION UNITS section of this SAI. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher that the transaction fees associated with in-kind creations or redemptions. In all cases, such conditions and fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the SHAREHOLDER INFORMATION section of the Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.

Shares of each Fund are listed on and trade throughout the day on the Listing Exchange and other secondary markets. Shares of the Funds may also be traded on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial holders of shares for 30 or more consecutive trading days,
(ii) the value of the Underlying Index on which a Fund is based is no longer calculated or available, (iii) the "indicative optimized portfolio value" ("IOPV") of a Fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly traded securities, when you buy or sell shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Funds, the Listing Exchange disseminates every 15 seconds through the facilities of the Consolidated Tape Association an updated IOPV for the Funds as calculated by an information provider or market data vendors. The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an equity securities component and a Cash Component. The equity securities values included in an IOPV are the values of the Deposit Securities for a Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not part of the current Deposit Securities. Therefore a Fund's IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real time update of the Fund's NAV, which is calculated only once a day.

The Cash Component included in an IOPV consists of estimated accrued dividend and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. Dollar and the applicable currency.

The Company reserves the right to adjust the share prices of Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through share splits or reverse share splits, which would have no effect on the net assets of the applicable Fund.

Investment Strategies and Risks
Each Fund seeks to achieve its investment objective by investing primarily in securities issued by companies that comprise the relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund's portfolio will ordinarily not result in the elimination of the security from a Fund's portfolio.

Each Fund engages in representative sampling, which is investing in a sample of securities selected by BGFA to have a collective investment profile similar to the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are included in the relevant Underlying Index.

LACK OF DIVERSIFICATION OF THE FUNDS. Each Fund is non-diversified. A "non-diversified" classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the Underlying Index of such a Fund and, consequently, the Fund's investment portfolio. This may adversely affect the Fund's performance or subject the Fund's shares to greater price volatility than that experienced by more diversified investment companies.

Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a Regulated Investment Company ("RIC") for purposes of the U.S. Internal Revenue Code of 1986, as amended (the "IRC"), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the IRC may limit the investment flexibility of certain Funds and may make it less likely that such Funds will meet their investment objectives.

LENDING PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those managed by BGFA. Securities lending involves exposure to certain risks, including operational risk (I.E., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (I.E., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk.

In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Company's Board of Directors (the "Board" or "Directors"). BGI acts as securities lending agent for the Funds subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked to market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Funds will engage in repurchase agreements only with counterparties whose creditworthiness has been reviewed and found to be satisfactory by BGFA.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund's assets. The Fund's exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Each Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

CURRENCY TRANSACTIONS. The Funds do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Funds' assets that are denominated in a foreign currency. A Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund's return with the performance of the Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BGFA or its affiliates); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises);
(iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase "Prime-1" by Moody's(Reg. TM) Investors Services, Inc. ("Moody's(Reg. TM)") or "A-1" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P(Reg. TM)"), or if unrated, of comparable quality as determined by BGFA; (v) non-convertible corporate debt securities (E.G., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and
(vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of a quality comparable to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

FOREIGN SECURITIES. Each Fund may purchase publicly traded common stocks of foreign corporations. To the extent a Fund invests in stocks of foreign corporations, each Fund's investment in such stocks may be in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Funds will not invest in any unlisted Depository Receipt or any Depository Receipt that BGFA deems illiquid or for which pricing information is not readily available. In general Depository Receipts must be sponsored, however a Fund may invest in unsponsored Depository Receipts under certain limited circumstances. The issuers of unsponsored Depository Receipts are not obligated to disclose material information in the United States. Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depository Receipts.

To the extent a Fund invests in ADRs, such ADRs will be listed on a national securities exchange, and to the extent a Fund invests in GDRs or EDRs, such GDRs and EDRs will be listed on a foreign securities exchange. A Fund will not invest in any unlisted Depository Receipt or any Depository Receipt that BGFA deems to be illiquid or for which pricing information is not readily available. In addition, all Depository Receipts generally must be sponsored, however a Fund may invest in unsponsored Depository Receipts under certain limited circumstances.

The issuers of unsponsored Depository Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depository Receipts.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

SECURITIES OF INVESTMENT COMPANIES. Each Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Pursuant to the 1940 Act, a Fund's investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BGFA or its affiliates, in excess of the limits discussed above. The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest up to 10% of its assets in shares of other iShares Funds that invest in securities in the MSCI Emerging Markets Index. BGFA will not charge advisory fees on that portion of the iShares MSCI Emerging Market Index Fund's assets invested in shares of other iShares Funds. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

ILLIQUID SECURITIES. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

FUTURES AND OPTIONS. Each Fund may enter into U.S. or foreign futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will enter into futures contracts and options only on futures contracts that are traded on a U.S. or foreign exchange. No Fund will use futures or options for speculative purposes. Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (the "CEA"). The Company, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that each Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. Each Fund may enter into futures contracts to purchase security investments when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be segregated.

OPTIONS ON FUTURES CONTRACTS. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited.

Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. or foreign exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund's existing position in the contract.

SWAP AGREEMENTS. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, with each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by each Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

TRACKING STOCKS. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to "track" the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company's common stock.

FUTURE DEVELOPMENTS. The Board may, in the future, authorize a Fund to invest in securities contracts and investments other than those listed in this SAI and in the Prospectuses, provided they are consistent with the Funds' investment objective and do not violate any investment restrictions or policies.

General Considerations and Risks

A discussion of some of the risks associated with an investment in any Fund is contained in the Prospectus applicable to such Fund.

An investment in the Funds should be made with an understanding that the value of the Funds' portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of preferred or common stocks in general and other factors that affect the market.

Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

RISKS OF DERIVATIVES. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Funds may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

RISKS OF EQUITY SECURITIES. An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of preferred or common stocks in general and other factors that affect the market. An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of a Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction and global or regional political, economic or banking crises. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from the issuer inferior to the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

RISKS OF FUTURES AND OPTIONS TRANSACTIONS. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (E.G., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in the type of stocks in which they invest.

Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.

Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

RISKS OF SWAP AGREEMENTS. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor (E.G., a Fund may not receive the net amount of payments that it contractually is entitled to receive).

RISKS OF INVESTING IN NON-U.S. EQUITY SECURITIES. An investment in a Fund involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the country covered by the individual Fund. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in the investor's home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulation and the costs that may be incurred in connection with conversions between various currencies. Investing in a Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets, generally greater price volatility, less publicly available information about issuers, the imposition of withholding or other taxes, the imposition of restrictions on the expatriation of funds or other assets of the Fund, higher transaction and custody costs, delays and risks attendant in settlement procedures, difficulties in enforcing contractual obligations, lower liquidity and significantly smaller market capitalization, different accounting and disclosure standards, lower levels of regulation of the securities markets, more substantial government interference with the economy, higher rates of inflation, greater social, economic, and political uncertainty and the risk of nationalization or expropriation of assets and risk of war.

DIVIDEND RISK. There is no guarantee that the issuers of the stocks held by a Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.

Proxy Voting Policy
The Company has adopted, as its proxy voting policies for each Fund, the proxy voting guidelines of BGFA, the investment adviser to each Fund. The Company has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund's proxy voting guidelines and BGFA's role in implementing such guidelines.

BGFA votes (or refrains from voting) proxies for each Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BGFA may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to a Fund, a Fund's affiliates (if any), BGFA or BGFA's affiliates, or the Distributor or the Distributor's affiliates. When voting proxies, BGFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

  o Each Fund generally supports the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

  o Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

  o Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), BGFA or BGFA's affiliates or the Distributor or the Distributor's affiliates, from having undue influence on BGFA's proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary's determination.

Information with respect to how BGFA voted proxies relating to portfolio securities during the 12-month period ended August 31, 2007 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at WWW.ISHARES.COM; and (ii) on the SEC's website at WWW.SEC.GOV.

Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Funds' portfolio holdings information that requires that such information be disclosed in a manner that: (a) is consistent with applicable legal requirements and in the best interests of each Fund's shareholders; (b) does not put the interests of the Funds' Investment Adviser, the Funds' Distributor or any affiliated person of BGFA or the Distributor above those of Fund shareholders; (c) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and discussed below and (d) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The "Entities" referred to in sub-section (c) above are generally limited to National Securities Clearing Corporation ("NSCC") members and subscribers to various fee-based subscription services, including those large institutional investors (known as "Authorized Participants") that have been authorized by the Distributor to purchase and redeem large blocks of shares (known as Creation Units) pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Funds offer and redeem their shares ("iShares Exemptive Orders") and other institutional market participants and entities that provide information services.

Each business day, each Fund's portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market. This information typically reflects each Fund's anticipated holdings on the following business day.

Daily access to information concerning the Funds' portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management or other support to portfolio management, including affiliated broker-dealers and Authorized Participants and (ii) to other personnel of BGFA and the Funds' Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Funds and the terms of the Funds' current registration statements. In addition, each Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, but as often as each day the Fund is open for business, at www.iShares.com. More information about this disclosure is available at WWW.ISHARES.COM.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Funds in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning Fund portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Funds including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

Each Fund discloses its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter, and will provide that information to shareholders as required by federal securities laws and regulations thereunder. A Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties in a contemporaneous manner.

The Company's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Company's Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance of Underlying Indexes
A description of the MSCI Indexes and the Underlying Indexes is provided below.

The MSCI Indexes
The MSCI Indexes were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. Morgan Stanley acquired rights to the Indexes in 1986. In November 1998, Morgan Stanley transferred all rights to the MSCI Indexes to MSCI Inc. a Delaware corporation of which Morgan Stanley is the majority owner and The Capital Group of Companies, Inc. is the minority shareholder. The MSCI single country standard equity indexes have covered the world's developed markets since 1969, and in 1988, MSCI commenced coverage of the emerging markets.


Local stock exchanges traditionally calculated their own indexes that were generally not comparable with one another due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI, however, applies the same criteria and calculation methodology to all markets for all single country standard equity indexes, developed and emerging.

MSCI has begun implementing enhancements to the methodology of its current indexes, the MSCI Standard Indexes and the MSCI Small Cap Indexes. MSCI is generally expanding the number of securities included in these indexes, eliminating industry sector classifications in favor of market capitalization size segmentation and eliminating overlapping market capitalization size segmentation among its indexes. These enhancement are being phased in over two stages: 50% of the transition was completed on

November 30, 2007 and the remaining transition is expected to be completed on May 30, 2008. MSCI has also combined its MSCI Standard Indexes and MSCI Small Cap Indexes to form the MSCI Global Investable Market Indexes (the "MSCI GIMI"). The MSCI Global Standard Indexes of the MSCI GIMI, which include the MSCI Global Large Cap Indexes and MSCI Global Mid-Cap Indexes, are intended to cover all investable large and mid-cap securities and include approximately 85% of each market's free float-adjusted market capitalization. The MSCI Global Small Cap Indexes of the MSCI GIMI are intended to cover all companies with a market capitalization smaller than that of the companies in the MSCI Global Standard Indexes and include an additional 14% coverage of each market's free-float adjusted market capitalization.

MSCI STANDARD EQUITY INDEXES

WEIGHTING. All single-country MSCI equity indexes are free-float weighted, I.E., companies are included in the indexes at the value of their free public float (free float, multiplied by price). MSCI defines "free float" as total shares excluding shares held by strategic investors and shares subject to foreign ownership restrictions. MSCI's Standard indexes generally seek to include 85% of the free float-adjusted market capitalization of a country's stock market represented in each industry group, of each country.

REGIONAL WEIGHTS. Market capitalization weighting, combined with a consistent target of 85% of free float-adjusted market capitalization, helps ensure that each country's weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets.

SELECTION CRITERIA. MSCIs index construction process involves: (i) defining the equity universe, (ii) adjusting the total market capitalization of all securities in the universe for free float available to foreign investors, (iii) classifying the universe of securities under the Global Industry Classification Standard (the "GICS") and (iv) selecting securities for inclusion according to MSCI's index construction rules and guidelines.

 (i) Defining the Equity Universe. The current index construction process starts at the country level with the identification of all listed securities for that country. MSCI currently creates international equity country indexes for 48 countries. In general, companies and their respective securities are classified as belonging only to the country in which they are incorporated. This allows securities to be sorted distinctly by country. All listed equity securities and listed securities that exhibit characteristics of equity securities, except investment trusts, mutual funds and equity derivatives, are eligible for inclusion in the equity universe. Shares of non-domiciled companies generally are not eligible for inclusion in the equity universe.

(ii) Adjusting the Total Market Capitalization of Securities in the Equity Universe for Free Float. After identifying the universe of securities, MSCI calculates the free float-adjusted market capitalization of each security in that universe using publicly available information. The process of free float adjusting market capitalization involves: (i) defining and estimating the free float available to foreign investors for each security using MSCI's definition of free float, (ii) assigning a free float- adjustment factor to each security, and (iii) calculating the free float adjusted market capitalization of each security.

(iii) Classifying Securities Under the GICS. All securities in the equity universe are also assigned to an industry-based hierarchy, the GICS. This comprehensive classification scheme provides a universal approach to industries worldwide and forms the basis for achieving MSCI's objective of broad industry representation in its indexes.

(iv) Selecting Securities for Index Inclusion. MSCI targets an 85% free float-adjusted market representation level within each industry group, within each country. The security selection process within each industry group is based on the careful analysis of: (i) each company's business activities and the diversification that its securities would bring to the index; (ii) the size (based on free float-adjusted market capitalization) and liquidity of the securities of the company and (iii) the estimated free float for the company and its individual share classes. MSCI targets for inclusion the most sizable and liquid securities in an industry group. MSCI generally does not consider securities with inadequate liquidity, or securities that do not have an estimated free float greater than 15% unless exclusion of the security of a large company would compromise the index's ability to fully and fairly represent the characteristics of the underlying market.

FREE FLOAT. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float and (ii) limits on share ownership for foreigners.

Under MSCI's free float-adjustment methodology, a constituent's inclusion factor is equal to its estimated free float rounded up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of

23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15% that are included on an exceptional basis, the estimated free float is adjusted to the nearest 1%.

ADDITIONS AND DELETIONS. Potential additions to the indexes are analyzed with respect to their industry group and sub-industry group in order to represent a wide range of economic and business activities. In assessing deletions, it is important that indexes represent the full investment cycle including both bull and bear markets. Out-of-favor industries and their securities may exhibit declining prices, declining market capitalization and/or declining liquidity yet not be deleted because they remain representative of their industry group.

MSCI GLOBAL INVESTABLE MARKET INDEXES

WEIGHTING. All single-country indexes of the MSCI GIMI are free-float weighted, I.E., companies are included in the indexes at the value of their free public float (free float multiplied by security price). MSCI defines "free float" as total shares excluding shares held by strategic investors and shares subject to foreign ownership restrictions. Indexes of MSCI's GIMI generally seek to include 99% of the free float-adjusted market capitalization of a single country's stock market.

REGIONAL WEIGHTS. Market capitalization weighting, combined with a consistent target of 99% of free float-adjusted market capitalization, helps ensure that each country's weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets. A market is equivalent to a single country except in the developed markets of Europe, where all markets are aggregated into a single market for index construction purposes. Individual country indexes of the European developed markets are derived from the constituents of the MSCI GIMI Europe Index.

SELECTION CRITERIA. MSCI's index construction process involves (i) defining the equity universe, (ii) determining the market investable equity universe for each market, (iii) determining market capitalization size segments for each market and (iv) applying index continuity rules for the standard index.

(i) Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI Global Index Series. Of these countries, 23 are classified as developed markets and 25 as emerging markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. Real estate investment trusts ("REITs") in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (I.E., share classes) are classified in only one country, which allows for a distinctive sorting of each company by its respective country.

(ii) Determining the Equity Universe in Each Market. The equity universe in any market is derived by applying investability screens to individual companies and securities in the equity universe of that market. Some investability requirements are applied at the individual security level and some at the overall company level, represented by the aggregation of individual securities of the company. As a result, the inclusion or exclusion of one security does not imply the automatic inclusion or exclusion of other securities of the same company.

(iii) Determining Market Capitalization Size Segments for Each Market. In each market MSCI creates an Investable Market Index, Standard Index, Large Cap Index, Mid Cap Index and Small Cap Index. In order to create size components that can be meaningfully aggregated into composites, individual market size segments balance the following two objectives:

1. Achieving global size integrity by ensuring that companies of comparable and relevant sizes are included in a given size segment across all markets in a composite index and

2. Achieving consistent market coverage by ensuring that each market's size segment is represented in its proportional weight in the composite universe.

(iv) Index Continuity Rules for the Standard Index. In order to achieve index continuity as well as provide some basic level of diversification within a market index, notwithstanding the effect of other index construction rules contained herein, a minimum number of five constituents will be maintained for a developing market Standard Index and a minimum number of three constituents will be maintained for an emerging market Standard Index.

FREE FLOAT. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float; and (ii) limits on share ownership for foreigners.

Under MSCI's free float-adjustment methodology, a constituent's inclusion factor is equal to its estimated free float rounded up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15% that are included on an exceptional basis, the estimated free float is adjusted to the nearest 1%.

Price and Exchange Rates
PRICES. The prices used to calculate all MSCI Indexes are the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.

EXCHANGE RATES. MSCI uses the foreign exchange rates published by WM Reuters at 4:00 p.m., London time. MSCI uses WM Reuters rates for all developed and emerging markets. Exchange rates are taken daily at 4:00 p.m., London time by the WM Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of "snapshots" of the latest contributed quotations taken from the Reuters service at short intervals around 4:00 p.m. WM Reuters provides closing bid and offer rates. MSCI uses these rates to calculate the mid-point to five decimal places.

MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM Reuters rate is believed not to be representative for a given currency on a particular day.

CHANGES TO THE INDEXES. The MSCI indexes are maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the MSCI indexes, emphasis is also placed on continuity, replicability and minimizing turnover in the indexes. Maintaining the MSCI Indexes involves many aspects, including: (i) additions to, and deletions from, the Indexes; (ii) changes in number of shares and (iii) changes in inclusion factors as a result of updated free float estimates.

Index maintenance can be described by three broad categories of changes:

  o Annual full country index reviews, conducted on a fixed annual timetable, that systematically re-assess the various dimensions of the equity universe for all countries;

  o Quarterly index reviews, aimed at promptly reflecting other significant market events and

  o Ongoing event-related changes, such as mergers and acquisitions, which generally are rapidly implemented in the indexes as they occur.

Potential changes in the status of countries (stand-alone, emerging and developed) are normally implemented in one or more phases at the regular annual full country index review and quarterly index review dates.

The annual full country index review for all the MSCI single country standard international equity indexes is carried out once every 12 months and implemented as of the close of the last business day of May. The implementation of changes resulting from a quarterly index review occurs only on three dates throughout the year: as of the close of the last business day of February, August and November. Any single country indexes may be impacted at the quarterly index review. MSCI index additions and deletions due to quarterly index rebalancings are announced at least two weeks in advance.

MSCI AUSTRALIA INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 88
=======================================
INDEX DESCRIPTION. The MSCI Australia Index consists of stocks traded primarily on the Australian Stock Exchange. As of December 31, 2007, the Underlying Index's three largest industries were banks, materials and real estate.

MSCI AUSTRIA INVESTABLE MARKET INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 16
======================================
INDEX DESCRIPTION. The MSCI Austria Investable Market Index consists of stocks traded primarily on the Austrian Stock Exchange. As of December 31, 2007, the Underlying Index's three largest industries were banks, energy and real estate.

MSCI BELGIUM INVESTABLE MARKET INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 22
=======================================
INDEX DESCRIPTION. The MSCI Belgium Investable Market Index consists of stocks traded primarily on the Brussels Stock

Exchange. As of December 31, 2007, the Underlying Index's three largest industries were diversified financials, banks, and materials.

MSCI BRAZIL INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 68
=======================================
INDEX DESCRIPTION. The MSCI Brazil Index consists of stocks traded primarily on the Bolsa de Valores de S-o Paulo. As of December 31, 2007, the Underlying Index's three largest industries were materials, energy and banks.

MSCI CANADA INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 110
=======================================
INDEX DESCRIPTION. The MSCI Canada Index consists of stocks traded primarily on the Toronto Stock Exchange. As of December 31, 2007, the Underlying Index's three largest industries were energy, banks and materials.

MSCI EMERGING MARKETS INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 902
=======================================
INDEX DESCRIPTION. The MSCI Emerging Markets Index is designed to measure equity market performance in the global emerging markets. As of December 31, 2007, the Underlying Index consisted of the following 25 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. As of December 31, 2007, the Underlying Index's three largest industries were energy, banks and materials.

MSCI EMU INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 334
=======================================
INDEX DESCRIPTION. The MSCI EMU Index consists of stocks from the following 11 countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain. As of December 31, 2007, the Underlying Index's three largest industries were banks, utilities and capital goods.

MSCI FRANCE INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 75
=======================================
INDEX DESCRIPTION. The MSCI France Index consists of stocks traded primarily on the Paris Stock Exchange. As of December 31, 2007, the Underlying Index's three largest industries were energy, banks and capital goods.

MSCI GERMANY INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 61
=======================================
INDEX DESCRIPTION. The MSCI Germany Index consists of stocks traded primarily on the Frankfurt Stock Exchange. As of December 31, 2007, the Underlying Index's three largest industries were utilities, materials and automobiles and components.

MSCI HONG KONG INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 54
=======================================
INDEX DESCRIPTION. The MSCI Hong Kong Index consists of stocks traded primarily on the Stock Exchange of Hong Kong Limited (SEHK). As of December 31, 2007, the Underlying Index's three largest industries were real estate, banks and diversified financials.

MSCI ITALY INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 40
=======================================
INDEX DESCRIPTION. The MSCI Italy Index consists of stocks traded primarily on the Milan Stock Exchange. As of December 31, 2007, the Underlying Index's three largest industries were banks, energy and utilities.

MSCI JAPAN INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 398
=======================================
INDEX DESCRIPTION. The MSCI Japan Index consists of stocks traded primarily on the Tokyo Stock Exchange. As of December 31, 2007, the Underlying Index's three largest industries were capital goods, automobiles and components and technology hardware and equipment.

MSCI MALAYSIA INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 56
=======================================
INDEX DESCRIPTION. The MSCI Malaysia Index consists of stocks traded primarily on the Kuala Lumpur Stock Exchange. As of

December 31, 2007, the Underlying Index's three largest industries were banks, capital goods and food, beverage and tobacco.

MSCI MEXICO INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 28
=======================================
INDEX DESCRIPTION. The MSCI Mexico Index consists of stocks traded primarily on the Mexican Stock Exchange. As of December 31, 2007, the Underlying Index's three largest industries were telecommunication services, materials and food, beverage and tobacco.

MSCI NETHERLANDS INVESTABLE MARKET INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 24
=======================================
INDEX DESCRIPTION. The MSCI Netherlands Investable Market Index consists of stocks traded primarily on the Amsterdam Stock Exchange. As of December 31, 2007, the Underlying Index's three largest industries were food, beverage and tobacco, diversified financials and capital goods.

MSCI PACIFIC EX-JAPAN INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 189
========================================
INDEX DESCRIPTION. The MSCI Pacific ex-Japan Index consists of stocks from the following four countries: Australia, Hong Kong, New Zealand and Singapore. As of December 31, 2007, the Underlying Index's three largest industries were banks, real estate and materials.

MSCI SINGAPORE INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 37
=======================================
INDEX DESCRIPTION. The MSCI Singapore Index consists of stocks traded primarily on the Singapore Stock Exchange. As of December 31, 2007, the Underlying Index's three largest industries were banks, real estate and capital goods.

MSCI SOUTH AFRICA INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 51
=======================================
INDEX DESCRIPTION. The MSCI South Africa Index consists of stocks traded primarily on the Johannesburg Stock Exchange. As of December 31, 2007, the Underlying Index's three largest industries were materials, telecommunication services and energy.

MSCI SOUTH KOREA INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 113
========================================
INDEX DESCRIPTION. The MSCI South Korea Index consists of stocks traded primarily on the South Korean Stock Exchange. As of December 31, 2007, the Underlying Index's three largest industries were capital goods, semiconductors and semiconductor equipment and materials.

MSCI SPAIN INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 33
=======================================
INDEX DESCRIPTION. The MSCI Spain Index consists of stocks traded primarily on the Madrid Stock Exchange. As of December 31, 2007, the Underlying Index's three largest industries were banks, telecommunication services and utilities.

MSCI SWEDEN INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 49
=======================================
INDEX DESCRIPTION. The MSCI Sweden Index consists of stocks traded primarily on the Stockholm Stock Exchange. As of December 31, 2007, the Underlying Index's three largest industries were capital goods, banks and technology hardware and equipment.

MSCI SWITZERLAND INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 39
=======================================
INDEX DESCRIPTION. The MSCI Switzerland Index consists of stocks traded primarily on the Zurich Stock Exchange. As of December 31 2007, the Underlying Index's three largest industries were pharmaceuticals, biotechnology and life sciences, food, beverage and tobacco and diversified financials.

MSCI TAIWAN INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 123
========================================
INDEX DESCRIPTION. The MSCI Taiwan Index consists of stocks traded primarily on the Taiwan Stock Exchange. As of December 31, 2007, the Underlying Index's three largest industries were technology hardware and equipment, semiconductors and semiconductor equipment and materials.

MSCI UNITED KINGDOM INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 157
========================================
INDEX DESCRIPTION. The MSCI United Kingdom Index consists of stocks traded primarily on the London Stock Exchange. As of December 31, 2007, the Underlying Index's three largest industries were energy, banks and materials.

Investment Limitations
The Board has adopted as fundamental policies the investment objectives of the iShares MSCI Australia Index Fund, iShares MSCI Brazil Index Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Pacific ex-Japan Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI South Korea Index Fund, iShares Spain Index Fund, iShares Switzerland Index Fund, iShares Taiwan Index Fund, and iShares United Kingdom Index Fund. However, the Board has adopted as non-fundamental policies the investment objectives of all other Funds discussed in this SAI. Therefore, each of these Funds may change its investment objective and its Underlying Index without a shareholder vote. The Board has adopted as fundamental policies each Fund's investment restrictions numbered one through nine below. The restrictions for each Fund cannot be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, and (b) more than 50% of outstanding voting securities.

THE ISHARES MSCI AUSTRALIA INDEX FUND, ISHARES MSCI BRAZIL INDEX FUND, ISHARES MSCI CANADA INDEX FUND, ISHARES MSCI GERMANY INDEX FUND, ISHARES MSCI HONG KONG INDEX FUND, ISHARES MSCI MALAYSIA INDEX FUND, ISHARES MSCI NETHERLANDS INDEX FUND, ISHARES MSCI PACIFIC EX-JAPAN INDEX FUND, ISHARES MSCI SINGAPORE INDEX FUND, ISHARES MSCI SOUTH AFRICA INDEX FUND, ISHARES MSCI SOUTH KOREA INDEX FUND, ISHARES SWITZERLAND INDEX FUND AND ISHARES TAIWAN INDEX FUND, WILL NOT:

1. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;

2. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 33 1/3% of the value of the Fund's total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings;

3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for currency transactions and futures contracts will not be deemed to be pledges of the Fund's assets);

4. Purchase a security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result 25% or more of its total assets would be invested in a single issuer. (This restriction applies to each of the iShares MSCI Singapore Index Fund and iShares MSCI South Korea Index Fund only);

5. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

7. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Fund may make margin deposits in connection with transactions in currencies, options, futures and options on futures;

8.   Sell securities short; or

9. Invest in commodities or commodity contracts, except that a Fund may buy and sell currencies and forward contracts with respect thereto, and may transact in futures contracts on securities, stock indices and currencies and options on such futures contracts and make margin deposits in connection with such contracts.

THE ISHARES MSCI AUSTRIA INDEX FUND, ISHARES MSCI BELGIUM INDEX FUND, ISHARES MSCI EMERGING MARKETS INDEX FUND, ISHARES MSCI EMU INDEX FUND, ISHARES MSCI FRANCE INDEX FUND, ISHARES MSCI ITALY INDEX FUND, ISHARES MSCI JAPAN INDEX FUND, ISHARES MSCI MEXICO INDEX FUND, ISHARES MSCI SPAIN INDEX FUND, ISHARES MSCI SWEDEN INDEX FUND AND ISHARES MSCI UNITED KINGDOM INDEX FUND WILL NOT:

1. Make loans, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;

2. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;

3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for currency transactions and futures contracts will not be deemed to be pledges of the Fund's assets);

4. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

5. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

6. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Fund may make margin deposits in connection with transactions in currencies, options, futures and options on futures;

7.   Sell securities short; or

8. Invest in commodities or commodity contracts, except that a Fund may buy and sell currencies and forward contracts with respect thereto, and may transact in futures contracts on securities, stock indices and currencies and options on such futures contracts and make margin deposits in connection with such contracts.

INDUSTRY CONCENTRATION. Each of the iShares MSCI Singapore Index Fund and iShares MSCI South Korea Index Fund has the following concentration policy:
With respect to the two most heavily weighted industries or groups of industries in its benchmark MSCI Index, a Fund will invest in securities (consistent with its investment objective and other investment policies) so that the weighting of each such industry or group of industries in the Fund does not diverge by more than 10% from the respective weighting of such industry or group of industries in its benchmark MSCI Index. An exception to this policy is that if investment in the stock of a single issuer would account for more than 25% of the Fund, the Fund will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in its benchmark MSCI Index. Each Fund will evaluate these industry weightings at least weekly, and at the time of evaluation will adjust its portfolio composition to the extent necessary to maintain compliance with the above policy. A Fund may not concentrate its investments except as discussed above. The Board has adopted this policy as fundamental, which means that it may not be changed with respect to a Fund without the approval of the holders of a majority of that Fund's outstanding voting securities.

As of September 30, 2007, the following Fund was concentrated (that is, invested 25% or more of its total assets) in the specified industry:

FUND                                   INDUSTRY OR INDUSTRIES
----------------------------------     -----------------------
iShares MSCI Singapore Index Fund      Banks

Each of the iShares MSCI Australia Index Fund, iShares MSCI Austria Index Fund, iShares MSCI Belgium Index Fund, iShares MSCI Brazil Index Fund, iShares MSCI Canada Index Fund, iShares MSCI Emerging Markets Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico

Index Fund, iShares MSCI Netherlands Index Fund, iShares MSCI Pacific ex-Japan Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund, iShares MSCI Taiwan Index Fund and iShares MSCI United Kingdom Index Fund will not concentrate its investments (I.E., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that, to the extent practicable, the Fund will concentrate to approximately the same extent that its benchmark MSCI Index concentrates in the stocks of such particular industry or group of industries, provided that the Fund will comply with the diversification requirements applicable to RICs of the IRC, any underlying Treasury regulations or any successor provision.

As of September 30, 2007, each of the following Funds was concentrated (that is, held 25% or more of its total assets) in the specified industries:

FUND                                   INDUSTRY OR INDUSTRIES
----------------------------------     -----------------------
iShares MSCI Belgium Index Fund        Banks
iShares MSCI Hong Kong Index Fund      Real Estate
iShares MSCI Italy Index Fund          Banks
iShares MSCI Malaysia Index Fund       Banks
iShares MSCI Mexico Index Fund         Telecommunications
iShares MSCI Spain Index Fund          Banks

IN ADDITION TO THE INVESTMENT LIMITATIONS ADOPTED AS FUNDAMENTAL AS SET FORTH ABOVE, EACH FUND OBSERVES THE FOLLOWING RESTRICTIONS, WHICH MAY BE CHANGED BY THE BOARD WITHOUT A SHAREHOLDER VOTE. A FUND WILL NOT:

1. Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Company may vote the investment securities owned by each Fund in accordance with its views; or

2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

FOR PURPOSES OF THE PERCENTAGE LIMITATION ON EACH FUND'S INVESTMENTS IN ILLIQUID SECURITIES, FOREIGN EQUITY SECURITIES, THOUGH NOT REGISTERED UNDER THE 1933 ACT, ARE NOT DEEMED ILLIQUID WITH RESPECT TO EACH FUND IF THEY ARE OTHERWISE READILY MARKETABLE. SUCH SECURITIES ORDINARILY ARE CONSIDERED TO BE "READILY MARKETABLE" IF THEY ARE TRADED ON AN EXCHANGE OR OTHER ORGANIZED MARKET AND ARE NOT LEGALLY RESTRICTED FROM SALE BY THE FUND. BGFA MONITORS THE LIQUIDITY OF RESTRICTED SECURITIES IN EACH FUND'S PORTFOLIO. IN REACHING LIQUIDITY DECISIONS, BGFA CONSIDERS THE FOLLOWING FACTORS:

1.   The frequency of trades and quotes for the security;

2. The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

3.   Dealer undertakings to make a market in the security and

4. The nature of the security and the nature of the marketplace in which it trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with to at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute in a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.

Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities, and in ADRs based on securities, in its Underlying Index. Each Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a "distribution," as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers, or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Management
DIRECTORS AND OFFICERS. The Board has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BGFA and other service providers. Each Director serves until his or her successor is duly elected or appointed and qualified.

iShares, Inc., iShares Trust, Master Investment Portfolio ("MIP"), Barclays Global Investors Funds ("BGIF") and Barclays Foundry Investment Trust ("BFIT"), each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Director also serves as a Trustee for iShares Trust and, as a result, oversees a total of 147 Funds within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF, MIP and, as a result, oversees an additional 24 portfolios within the fund complex. The address of each Trustee and officer, is c/o Barclays Global Investors, N.A. 45 Fremont Street, San Francisco, CA 94105. The Board has designated George G.C. Parker as its Lead Independent Director.

                            DIRECTORS AND OFFICERS

                                                        PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
 NAME (YEAR OF BIRTH)          POSITION                 DURING THE PAST 5 YEARS                     HELD BY DIRECTOR
---------------------- ------------------------ --------------------------------------- ---------------------------------------
INTERESTED DIRECTORS
Lee T. Kranefuss/1/    Director and             Chief Executive Officer, iShares        Trustee (since 2003) of iShares Trust;
(1961)                 Chairman (since          Intermediary Index and Market Group     Trustee (since 2001) of BGIF and
                       2003).                   of BGI (since 2005); Chief Executive    MIP; Director (since 2003) of BGI
                                                Officer of the Intermediary Investor    Cayman Prime Money Market Fund,
                                                and Exchange Traded Products            Ltd.
                                                Business of BGI (2003-2005); Director
                                                of Barclays Global Fund Advisors
                                                (since 2005); Director, President and
                                                Chief Executive Officer of Barclays
                                                Global Investors International, Inc.
                                                (since 2005); Director and Chairman
                                                of Barclays Global Investors Services
                                                (since 2005); Chief Executive Officer
                                                of the Individual Investor Business of
                                                BGI (1999-2003).
John E. Martinez/1/    Director (since 2003).   Co-Chief Executive Officer of Global    Trustee (since 2003) of iShares Trust;
(1962)                                          Index and Markets Group of BGI          Director (since 2005) of Real Estate
                                                (2001-2003); Chairman of Barclays       Equity Exchange; Chairman, Independent
                                                Global Investors Services (2000-2003);  Review Committee, Canadian iShares Funds
                                                Director, Barclays Global Investors     (since 2007).
                                                UK Holdings, Inc. (2000-2003).

-------
/1/Lee T. Kranefuss and John E. Martinez are deemed to be "interested persons" (as defined in the 1940 Act) of the Company due to their affiliations with BGFA, the Funds' investment adviser, BGI, the parent company of BGFA, and Barclays Global Investors Services, an affiliate of BGFA and BGI.

INDEPENDENT DIRECTORS

                                                         PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIPS
 NAME (YEAR OF BIRTH)          POSITION                  DURING THE PAST 5 YEARS                      HELD BY DIRECTOR
---------------------- ------------------------ ---------------------------------------- -----------------------------------------
George G.C. Parker     Director (since 2000);   Dean Witter Distinguished Professor of   Trustee (since 2002) of iShares Trust;
(1939)                 Lead Independent         Finance, Emeritus, Stanford              Director (since 1996) of Continental
                       Director (since 2006)    University: Graduate School of           Airlines, Inc.; Director (since 1995) of
                                                Business (since 1994).                   Community First Financial Group;
                                                                                         Director (since 1999) of Tejon Ranch
                                                                                         Company; Director (since 2004) of
                                                                                         Threshold Pharmaceuticals; Director
                                                                                         (since 2007) of NETGEAR, Inc.
Cecilia H. Herbert     Director (since 2005).   Chair of Investment Committee (1994-     Trustee (since 2005) of iShares Trust.
(1949)                                          2005) Archdiocese of San Francisco;
                                                Director (since 1998) and President
                                                (since 2007) of the Board of Directors,
                                                Catholic Charities CYO; Trustee
                                                (2004-2005) of Pacific Select Funds;
                                                Trustee (1992-2003) of the
                                                Montgomery Funds; Trustee (since
                                                2005) and Chair of Finance and
                                                Investment Committees (since 2006) of
                                                the Thacher School.

                                                         PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIPS
 NAME (YEAR OF BIRTH)          POSITION                  DURING THE PAST 5 YEARS                      HELD BY DIRECTOR
---------------------- ------------------------ ----------------------------------------- ---------------------------------------
Charles A. Hurty       Director (since 2005).   Retired; Partner, KPMG, LLP (1968-        Trustee (since 2005) of iShares Trust;
(1943)                                          2001).                                    Director (since 2002) of GMAM
                                                                                          Absolute Return Strategy Fund (1
                                                                                          portfolio); Director (since 2002) of
                                                                                          Citigroup Alternative Investments
                                                                                          Multi-Adviser Hedge Fund Portfolios
                                                                                          LLC (1 portfolio); Director (since
                                                                                          2005) of CSFB Alternative
                                                                                          Investments Fund (6 portfolios).
John E. Kerrigan       Director (since 2005).   Chief Investment Officer, Santa Clara     Trustee (since 2005) of iShares Trust;
(1955)                                          University (since 2002); Managing         Member (since 2004) of Advisory
                                                Director, Merrill Lynch (1994-2002).      Council for Commonfund Distressed
                                                                                          Debt Partners II.
Robert H. Silver       Director (since March    President and Co-Founder of The           Trustee (since March 2007) of iShares
(1955)                 2007).                   Bravitas Group, Inc. (since 2006);        Trust; Director and Member (since
                                                Member, Non-Investor Advisory Board       2006) of the Audit and Compensation
                                                of Russia Partners II, LP (since 2006);   Committee of EPAM Systems, Inc.
                                                President and Chief Operating Officer
                                                (2003-2005) and Director (1999-2005)
                                                of UBS Financial Services, Inc.;
                                                President and Chief Executive Officer
                                                of UBS Services USA, LLC (1999-
                                                2005); Managing Director, UBS
                                                America, Inc. (2000-2005); Director
                                                and Chairman of the YMCA of Greater
                                                NYC (since 2001); Broadway Producer
                                                (since 2006).

OFFICERS

                                                             PRINCIPAL OCCUPATION(S)
 NAME (YEAR OF BIRTH)             POSITION                   DURING THE PAST 5 YEARS
----------------------     ---------------------     --------------------------------------
Michael A. Latham          President (since          Head of Americas iShares (since
(1965)                        2007)                  2007); Chief Operating Officer of the
                                                     Intermediary Investor and Exchange
                                                     Traded Products Business of BGI
                                                     (2003-2007); Director and Chief
                                                     Financial Officer of Barclays Global
                                                     Investors International, Inc. (since
                                                     2005); Director of Mutual Fund
                                                     Delivery in the U.S. Individual
                                                     Investor Business of BGI (1999-2003).
Geoffrey D. Flynn          Treasurer and Chief       Director (since 2007) of Mutual Fund
(1956)                     Financial Officer         Operations of BGI; President (2003-
                           (since 2007)              2007) of Van Kampen Investors
                                                     Services; Managing Director (2002-
                                                     2007) of Morgan Stanley; President
                                                     (2002-2007) of Morgan Stanley Trust,
                                                     FSB.

                                                                 PRINCIPAL OCCUPATION(S)
  NAME (YEAR OF BIRTH)              POSITION                     DURING THE PAST 5 YEARS
-----------------------     -----------------------     -----------------------------------------
Eilleen M. Clavere          Secretary                   Head (since 2006) of Legal
(1952)                      (since 2007)                Administration of Intermediary
                                                        Investors Business of BGI; Legal
                                                        Counsel and Vice President (2005-
                                                        2006) of Atlas Funds, Atlas Advisers,
                                                        Inc. and Atlas Securities, Inc.; Counsel
                                                        (2001-2005) of Kirkpatrick & Lockhart
                                                        LLP.
Ira P. Shapiro (1963)       Vice President and          Associate General Counsel (since
                            Chief Legal Officer         2004) of BGI; First Vice President
                            (since 2007)                (1993-2004) of Merrill Lynch
                                                        Investment Managers.
Amy Schioldager             Executive Vice              Head of U.S. Indexing, BGI (since
(1962)                      President (since            2006); Head of Domestic Equity
                            2007)                       Portfolio Management, BGI (2001-
                                                        2006).
H. Michael Williams         Executive Vice              Head (since 2006) of Global Index and
(1960)                      President (since            Markets Group of BGI; Global Head
                            2007)                       (2002-2006) of Securities Lending of
                                                        BGI.
Patrick O'Connor            Vice President (since       Head of iShares Portfolio
(1967)                      2007)                       Management, BGI (since 2006); Senior
                                                        Portfolio Manager, BGI (since 1999).
Lee Sterne (1965)           Vice President (since       Senior Portfolio Manager, BGI (since
                            2007)                       2004); Portfolio Manager, BGI (2001-
                                                        2004).
Matt Tucker (1972)          Vice President (since       Head of U.S. Fixed Income Investment
                            2007)                       Solutions, BGI (since 2005); Fixed
                                                        Income Investment Strategist, BGI
                                                        (2003-2005); Fixed Income Portfolio
                                                        Manager, BGI (1997-2003).

The following table sets forth, as of December 31, 2007, the dollar range of equity securities beneficially owned by each Director in the Funds and in other registered investment companies overseen by the Director within the same family of investment companies as the Company:

                                                                                               AGGREGATE DOLLAR RANGE
                                                                                             OF EQUITY SECURITIES IN ALL
                                                                                                REGISTERED INVESTMENT
                                                                                                COMPANIES OVERSEEN BY
                                                                  DOLLAR RANGE OF EQUITY        DIRECTOR IN FAMILY OF
 NAME OF DIRECTOR                   FUND                          SECURITIES IN THE FUND        INVESTMENT COMPANIES
------------------   ------------------------------------------  ------------------------   ----------------------------
Lee T. Kranefuss     iShares Lehman 1-3 Year Treasury Bond Fund  $50,001-$100,000           Over $100,000
                     iShares Russell 3000 Index Fund             Over $100,000
John E. Martinez     iShares MSCI EAFE Index Fund                Over $100,000              Over $100,000
                     iShares Russell 1000 Index Fund             Over $100,000

                                                                                                   AGGREGATE DOLLAR RANGE
                                                                                                 OF EQUITY SECURITIES IN ALL
                                                                                                    REGISTERED INVESTMENT
                                                                                                    COMPANIES OVERSEEN BY
                                                                        DOLLAR RANGE OF EQUITY      DIRECTOR IN FAMILY OF
  NAME OF DIRECTOR                          FUND                        SECURITIES IN THE FUND      INVESTMENT COMPANIES
-------------------- ------------------------------------------------- ------------------------ ----------------------------
                     iShares Russell 1000 Value Index Fund             Over $100,000
                     iShares Russell 2000 Index Fund                   Over $100,000
                     iShares S&P 500 Index Fund                        Over $100,000
George G.C. Parker   iShares Russell 2000 Index Fund                   $50,001-$100,000         Over $100,000
                     iShares Russell 2000 Value Index Fund             $50,001-$100,000
                     iShares S&P 100 Index Fund                        Over $100,000
                     iShares S&P 500 Value Index Fund                  Over $100,000
                     iShares S&P MidCap 400 Index Fund                 $ 10,001-$50,000
                     iShares S&P MidCap 400 Value Index Fund           Over $100,000
                     iShares S&P Small Cap 600 Index Fund              $ 10,001-$50,000
                     iShares Russell 1000 Value Index Fund             Over $100,000
                     iShares Dow Jones Select Dividend Index Fund      Over $100,000
                     iShares S&P 500 Index Fund                        Over $100,000
                     iShares MSCI Mexico Index Fund                    Over $100,000
                     iShares MSCI EAFE Index Fund                      Over $100,000
Cecilia H. Herbert   iShares FTSE/Xinhua China 25 Index Fund           Over $100,000            Over $100,000
                     iShares MSCI Emerging Markets Index Fund          $ 10,001-$50,000
                     iShares MSCI Hong Kong Index Fund                 $ 10,001-$50,000
                     iShares MSCI Japan Index Fund                     $ 10,001-$50,000
                     iShares Dow Jones U.S. Consumer Goods Sector      $ 10,001-$50,000
                     Index Fund
                     iShares Russell 1000 Index Fund                   $ 10,001-$50,000
                     iShares S&P Global Telecommunications Sector      $ 10,001-$50,000
                     Index Fund
                     iShares Dow Jones U.S. Technology Sector Index    $      1-$10,000
                     Fund
                     iShares S&P 500 Index Fund                        Over $100,000
Charles A. Hurty     iShares S&P 500 Index Fund                        $ 10,001-$50,000         Over $100,000
                     iShares FTSE/Xinhua China 25 Index Fund           $ 10,001-$50,000
                     iShares Dow Jones Financial Sector Index Fund     $ 10,001-$50,000
                     iShares Dow Jones U.S. Energy Sector Index Fund   $ 10,001-$50,000
                     iShares Dow Jones U.S. Technology Sector Index    $ 10,001-$50,000
                     Fund
                     iShares MSCI EAFE Index Fund                      $ 10,001-$50,000
                     iShares MSCI Japan Index Fund                     $ 10,001-$50,000

                                                                                                  AGGREGATE DOLLAR RANGE
                                                                                                OF EQUITY SECURITIES IN ALL
                                                                                                   REGISTERED INVESTMENT
                                                                                                   COMPANIES OVERSEEN BY
                                                                       DOLLAR RANGE OF EQUITY      DIRECTOR IN FAMILY OF
 NAME OF DIRECTOR                         FUND                         SECURITIES IN THE FUND      INVESTMENT COMPANIES
------------------ -------------------------------------------------- ------------------------ ----------------------------
                   iShares Dow Jones Select Dividend Index Fund       $10,001-$50,000
John E. Kerrigan   iShares MSCI Japan Index Fund                      Over $100,000            Over $100,000
                   iShares MSCI Pacific ex-Japan Index Fund           Over $100,000
                   iShares MSCI EAFE Index Fund                       Over $100,000
Robert H. Silver   iShares Dow Jones U.S. Broker-Dealers Index Fund   Over $100,000            Over $100,000
                   iShares MSCI EAFE Index Fund                       Over $100,000
                   iShares S&P 500 Index Fund                         Over $100,000
                   iShares Russell 2000 Index Fund                    Over $100,000

As of December 31, 2007, none of the Directors who are not interested persons (as defined in the 1940 Act) of the Company ("Independent Directors") or their immediate family members owned beneficially or of record any securities of BGFA (the Funds' investment adviser), the Distributor or any person controlling, controlled by or under control with BGFA or the Distributor.

COMMITTEES OF THE BOARD OF DIRECTORS.

Each Independent Director serves on the Audit Committee and the Nominating and Governance Committee of the Board. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Company's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Company; (ii) in its oversight of the Company's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Company's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the calendar year ended December 31, 2007.

The Nominating and Governance Committee nominates individuals for Independent Director membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Director; (ii) recommending to the Board and current Independent Directors the nominee(s) for appointment as an Independent Director by the Board and current Independent Directors and/or for election as Independent Directors by shareholders to fill any vacancy for a position of Independent Director(s) on the Board; (iii) recommending to the Board and current Independent Directors the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Director to the Board and current Independent Directors to serve as Lead Independent Director; (v) periodic review of the Board's retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Directors for their services as Directors and members or chairpersons of committees of the Board. The Nominating and Governance Committee is not required to consider nominees for the Board who are recommended by shareholders. However, individual shareholder nominees may be considered if the Nominating and Governance Committee deems it appropriate. The Nominating and Governance Committee met four times during the calendar year ended December 31, 2007.

REMUNERATION OF DIRECTORS. The Company pays each Independent Director and John Martinez, an Interested Director, an annual fee of $90,000 for meetings of the Board attended by the Director; also the Company pays Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Director. During the period January 1, 2007 through December 31, 2007, the Company paid each Independent Director and John Martinez, an Interested Director, an annual fee of $75,000 for meetings of the Board attended by the Director; the Company also paid Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Director. The Company also reimburses each Director for travel and other out-of-pocket expenses incurred by him/her in connection with attending Board and Committee meetings.

The table below sets forth the total compensation paid to each Interested Director for the calendar year ended December 31, 2007:

                                                          PENSION OR
                                    AGGREGATE             RETIREMENT                                         TOTAL
                                  COMPENSATION       BENEFITS ACCRUED AS       ESTIMATED ANNUAL          COMPENSATION
                                    FROM THE           PART OF COMPANY           BENEFITS UPON          FROM THE FUNDS
 NAME OF INTERESTED DIRECTOR         COMPANY             EXPENSES/1/             RETIREMENT/1/        AND FUND COMPLEX/2/
----------------------------     --------------     ---------------------     ------------------     --------------------
Lee T. Kranefuss/3/                  $     0            Not Applicable          Not Applicable             $      0
John E. Martinez                     $75,000            Not Applicable          Not Applicable             $150,000

-------
/1/No Director or officer is entitled to any pension or retirement benefits from the Company.
/2/ Includes compensation for service on the Board of Trustees of iShares
Trust.
/3/Lee Kranefuss was not compensated by the Funds due to his employment with BGI during the time period reflected in the table.

The table below sets forth the total compensation paid to each Independent Director for the calendar year ended December 31, 2007:

                                 AGGREGATE              PENSION OR                                       TOTAL
                               COMPENSATION   RETIREMENT BENEFITS ACCRUED AS   ESTIMATED ANNUAL      COMPENSATION
                                 FROM THE             PART OF COMPANY            BENEFITS UPON      FROM THE FUNDS
 NAME OF INDEPENDENT DIRECTOR     COMPANY               EXPENSES/1/              RETIREMENT/1/    AND FUND COMPLEX/2/
----------------------------- -------------- -------------------------------- ------------------ --------------------
Cecilia H. Herbert               $ 75,000             Not Applicable            Not Applicable         $150,000
Charles A. Hurty                 $ 95,000             Not Applicable            Not Applicable         $190,000
John E. Kerrigan                 $ 75,000             Not Applicable            Not Applicable         $150,000
George G.C. Parker               $100,000             Not Applicable            Not Applicable         $200,000
Robert H. Silver*                $ 56,250             Not Applicable            Not Applicable         $112,500

-------
*Appointed to serve as Independent Director of the Company effective March 9, 2007.

1No Director or officer is entitled to any pension or retirement benefits from the Company.

/2/ Includes compensation for service on the Board of Trustees of iShares
Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

The Directors and officers of the Company collectively owned less than 1% of each of the Funds' outstanding shares as of January 31, 2008.

Although the Company does not have information concerning the beneficial ownership of shares held in the names of DTC participants, as of January 31, 2008, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:


                                                                           PERCENTAGE
               FUND                                 NAME                  OF OWNERSHIP
---------------------------------- ------------------------------------- -------------
iShares MSCI Australia Index Fund  Citigroup Global Markets Inc.              12.73%
                                   National Financial Services LLC            10.02%
                                   Charles Schwab & Co., Inc.                  9.67%
iShares MSCI Austria Index Fund    A.G. Edwards & Sons, Inc.                  21.41%
                                   National Financial Services LLC             8.94%
                                   State Street Bank and Trust Company         8.45%
                                   Pershing LLC                                6.56%
                                   Charles Schwab & Co. Inc.                   6.06%

                                                                                 PERCENTAGE
               FUND                                    NAME                     OF OWNERSHIP
---------------------------------- ------------------------------------------- -------------
                                   Citigroup Global Markets Inc.                    5.67%
iShares MSCI Belgium Index Fund    Citigroup Global Markets Inc.                   49.57%
                                   JPMorgan Chase Bank, National Association       11.14%
                                   Bear, Stearns Securities Corp.                   8.98%
iShares MSCI Brazil Index Fund     Brown Brothers Harriman & Co.                   11.86%
                                   Morgan Stanley & Co. Incorporated                9.03%
                                   National Financial Services LLC                  7.97%
                                   Charles Schwab & Co., Inc.                       5.84%
                                   Citibank, N.A.                                   5.56%
                                   The Bank of New York                             5.31%
iShares MSCI Canada Index Fund     Brown Brothers Harriman & Co.                   12.12%
                                   National Financial Services LLC                  8.44%
                                   Charles Schwab & Co., Inc.                       8.41%
                                   The Bank of New York                             7.02%
iShares MSCI Emerging Markets      Charles Schwab & Co., Inc.                       7.76%
  Index Fund
                                   Brown Brothers Harriman & Co.                    7.74%
                                   State Street Bank and Trust Company              7.39%
                                   Northern Trust Company                           5.80%
                                   National Financial Services LLC                  5.49%
iShares MSCI EMU Index Fund        Deutsche Bank Securities Inc./Cedear            27.02%
                                   Brown Brothers Harriman & Co.                   20.52%
                                   Charles Schwab & Co., Inc.                       8.18%
                                   National Financial Services LLC                  5.08%
iShares MSCI France Index Fund     A.G. Edwards & Sons, Inc.                       12.97%
                                   Brown Brothers Harriman & Co.                   11.53%
                                   Citibank, N.A.                                  10.13%
                                   BNP Paribas Securities Corp.                     8.27%
                                   Bear, Sterns Securities Corp.                    5.18%
iShares MSCI Germany Index Fund    Deutsche Bank Securities Inc./Cedear            14.90%
                                   Brown Brothers Harriman & Co.                   12.17%
                                   The Bank of New York                             7.86%
                                   Charles Schwab & Co., Inc.                       7.48%
                                   National Financial Services LLC                  6.45%
iShares MSCI Hong Kong Index Fund  Charles Schwab & Co., Inc.                       9.74%
                                   Brown Brothers Harriman & Co.                    8.69%
                                   Citibank, N.A.                                   7.42%
                                   National Financial Services LLC                  6.83%
                                   Deutsche Bank Securities Inc./Cedear             6.59%
                                   State Street Bank and Trust Company              6.20%

                                                                                  PERCENTAGE
                FUND                                    NAME                     OF OWNERSHIP
----------------------------------- ------------------------------------------- -------------
iShares MSCI Italy Index Fund       Bear, Stearns Securities Corp.                   17.58%
                                    Citibank, N.A.                                   15.30%
                                    Brown Brothers Harriman & Co.                    12.83%
                                    Citigroup Global Markets Inc.                     7.16%
                                    Morgan Stanley & Co. Incorporated                 5.55%
iShares MSCI Japan Index Fund       Brown Brothers Harriman & Co.                     9.07%
                                    Charles Schwab & Co., Inc.                        7.99%
                                    The Bank of New York                              7.04%
                                    Merrill Lynch Safekeeping                         7.04%
                                    Goldman, Sachs & Co.                              6.00%
                                    JPMorgan Chase Bank, National Association         5.89%
iShares MSCI Malaysia Index Fund    The Bank of New York                             16.42%
                                    Brown Brothers Harriman & Co.                    12.48%
                                    National Financial Services LLC                   7.62%
                                    Citigroup Global Markets Inc                      6.40%
                                    Charles Schwab & Co., Inc.                        5.96%
iShares MSCI Mexico Index Fund      Brown Brothers Harriman & Co.                     8.57%
                                    Morgan Stanley & Co. Incorporated                 8.08%
                                    Citibank, N.A.                                    7.28%
                                    The Bank of New York                              7.25%
                                    BNY/Standard Bank London LTD                      5.84%
iShares MSCI Netherlands Index Fund A.G. Edwards & Sons, Inc.                        29.83%
                                    The Bank of New York                              6.10%
iShares MSCI Pacific ex-Japan       Brown Brothers Harriman & Co.                    11.68%
  Index Fund
                                    Charles Schwab & Co., Inc.                        9.09%
                                    National Financial Services LLC                   6.85%
                                    Citibank, N.A.                                    6.38%
                                    The Bank of New York                              5.44%
iShares MSCI Singapore Index Fund   Brown Brothers Harriman & Co.                    12.42%
                                    Charles Schwab & Co., Inc.                        9.85%
                                    National Financial Services LLC                   9.71%
                                    Citibank, N.A.                                    7.57%
                                    Pershing LLC                                      6.29%
iShares MSCI South Africa Index     State Street Bank and Trust Company              14.52%
  Fund
                                    A.G. Edwards & Sons, Inc.                        12.50%
                                    Brown Brothers Harriman & Co.                    10.19%
iShares MSCI South Korea Index Fund Brown Brothers Harriman & Co.                    11.80%
                                    Morgan Stanley & Co. Incorporated                10.15%
                                    The Bank of New York                              8.98%
                                    Citigroup Global Markets Inc.                     7.59%

                                                                                         PERCENTAGE
                FUND                                       NAME                         OF OWNERSHIP
----------------------------------- -------------------------------------------------- -------------
                                    State Street Bank and Trust Company                     6.04%
                                    National Financial Services LLC                         5.98%
                                    Bear, Stearns Securities Corp.                          5.30%
iShares MSCI Spain Index Fund       Citigroup Global Markets Inc.                          25.23%
                                    A.G. Edwards & Sons                                    11.78%
                                    The Bank of New York                                    9.71%
                                    Goldman, Sachs & Co.                                    5.47%
                                    Morgan Stanley & Co. Incorporated                       5.37%
                                    Brown Brothers Harriman & Co.                           5.26%
iShares MSCI Sweden Index Fund      Bear, Stearns Securities Corp.                         10.11%
                                    JP Morgan Chase Bank, National Association              9.65%
                                    Citibank, N.A.                                          8.50%
                                    National Financial Services LLC                         7.49%
                                    Charles Schwab & Co., Inc.                              6.69%
                                    Citigroup Global Markets Inc.                           6.61%
                                    Pershing LLC                                            5.56%
iShares MSCI Switzerland Index Fund Brown Brothers Harriman & Co.                          14.93%
                                    The Bank of New York                                   10.29%
                                    National Financial Services LLC                         7.31%
                                    Barclays Global Investors, N.A./Investors Bank &        6.15%
                                    Trust Company
                                    Merrill Lynch Safekeeping                               6.04%
                                    Charles Schwab & Co., Inc.                              5.57%
iShares MSCI Taiwan Index Fund      Brown Brothers Harriman & Co.                          16.92%
                                    The Bank of New York                                   15.03%
                                    JP Morgan Chase Bank, National Association              6.97%
                                    Morgan Stanley & Co. Incorporated                       6.65%
iShares MSCI United Kingdom Index   Deutsche Bank Securities Inc./Cedear                   14.11%
  Fund
                                    Citigroup Capital Markets Inc.                         13.15%
                                    Brown Brothers Harriman & Co.                          10.48%

Investment Advisory, Administrative and Distribution Services
INVESTMENT ADVISER.
 BGFA serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Company and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

For its investment advisory services to the iShares MSCI Brazil Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund, BGFA is paid a management fee based on each Fund's allocable portion of the aggregate of the average daily net assets of each Fund and certain other iShares Funds (iShares MSCI Chile Index Fund, which is offered in a separate SAI) as follows: 0.74% per year of the first $2.0 billion of aggregate average daily net assets, plus 0.69% per year of aggregate average daily net assets in excess of $2.0 billion and up to $4.0 billion, plus 0.64% per year of aggregate average daily net assets in excess of $4.0 billion and up to $8.0 billion, plus 0.57% per year of aggregate average daily net assets in excess of $8.0 billion. For its investment advisory services to the iShares MSCI Pacific ex-Japan Index Fund, BGFA is paid a management fee based on each Fund's allocable portion of the aggregate of the average daily net assets of that Fund as follows: 0.50% per year of the net assets of that Fund. For its investment advisory services to the iShares MSCI Emerging Markets Index Fund, BGFA is paid a management fee based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares Funds (iShares MSCI BRIC Index Fund, which is offered in a separate SAI) as follows: 0.75% per year of the first $14.0 billion of aggregate average daily net assets, plus 0.68% per year of aggregate average daily net assets in excess of $14.0 billion and up to $28.0 billion, plus 0.61% per year of aggregate average daily net assets in excess of $28.0 billion. For its investment advisory services to the iShares MSCI Australia Index Fund, iShares MSCI Austria Index Fund, iShares MSCI Belgium Index Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Index Fund, iShares MSCI Netherlands Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, BGFA is paid a management fee based on each Fund's allocable portion of the aggregate of the average daily net assets of each Fund and certain other iShares Funds (iShares MSCI Japan Small Cap Index Fund, which is offered in a separate SAI) as follows: 0.59% per year of the first $7.0 billion of aggregate average daily net assets, plus 0.54% per year of aggregate average daily net assets in excess of $7.0 billion and up to $11.0 billion, plus 0.49% per year of aggregate average daily net assets in excess of $11.0 billion and up to $24.0 billion, plus 0.44% per year of aggregate average daily net assets in excess of $24.0 billion.

Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Company's Board and in conformity with the stated investment policies of each Fund, manages and administers the Company and the investment of each Fund's assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund

Under the Investment Advisory Agreement, BGFA is responsible for all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense taxes, brokerage expenses, distribution fees or expenses and extraordinary expenses. For its investment management services to each Fund, BGFA is paid a management fee at the annual rates (as a percentage of such Fund's average net assets) listed below:

                                                                        MANAGEMENT        MANAGEMENT        MANAGEMENT
                                                                         FEES PAID         FEES PAID        FEES PAID
                                                                        FOR FISCAL        FOR FISCAL        FOR FISCAL
                                                           FUND         YEAR ENDED        YEAR ENDED        YEAR ENDED
                                        MANAGEMENT      INCEPTION       AUGUST 31,        AUGUST 31,        AUGUST 31,
FUND                                        FEE            DATE            2007              2006              2005
-----------------------------------    ------------    -----------    --------------    --------------    -------------
iShares MSCI Australia Index Fund           0.51%       03/12/96       $  5,418,181      $ 2,886,094       $ 1,684,365
iShares MSCI Austria Index Fund             0.51%       03/12/96       $  2,601,711      $ 1,657,316       $   891,196
iShares MSCI Belgium Index Fund             0.51%       03/12/96       $  1,332,129      $   479,965       $   298,236
iShares MSCI Brazil Index Fund              0.68%       07/10/00       $ 21,514,644      $11,373,859       $ 2,897,738
iShares MSCI Canada Index Fund              0.52%       03/12/96       $  5,946,553      $ 4,487,238       $ 1,934,001
iShares MSCI Emerging Markets               0.74%       04/07/03       $114,234,720      $81,638,096       $31,573,428
  Index Fund
iShares MSCI EMU Index Fund                 0.51%       07/25/00       $ 12,839,319      $ 6,044,452       $ 2,700,971
iShares MSCI France Index Fund              0.51%       03/12/96       $  1,269,129      $   615,785       $   360,949
iShares MSCI Germany Index Fund             0.51%       03/12/96       $  6,219,398      $ 3,393,583       $   966,395
iShares MSCI Hong Kong Index Fund           0.52%       03/12/96       $  6,192,082      $ 4,007,032       $ 3,327,704
iShares MSCI Italy Index Fund               0.52%       03/12/96       $  1,055,455      $   454,018       $   211,190
iShares MSCI Japan Index Fund               0.52%       03/12/96       $ 70,930,669      $67,470,595       $36,714,546
iShares MSCI Malaysia Index Fund            0.51%       03/12/96       $  3,843,835      $ 2,225,756       $ 1,738,119
iShares MSCI Mexico Index Fund              0.51%       03/12/96       $  6,123,156      $ 2,439,770       $ 1,265,701
iShares MSCI Netherlands Index Fund         0.51%       03/12/96       $  1,140,068      $   475,006       $   269,795
iShares MSCI Pacific ex-Japan               0.50%       10/25/01       $ 14,285,783      $ 9,175,781       $ 5,536,961
  Index Fund
iShares MSCI Singapore Index Fund           0.51%       03/21/96       $  7,038,174      $ 2,583,523       $ 1,132,585
iShares MSCI South Africa Index             0.68%       02/03/03       $  2,554,012      $ 2,039,466       $   959,383
  Fund
iShares MSCI South Korea Index Fund         0.68%       05/09/00       $ 12,507,997      $10,213,486       $ 3,815,173
iShares MSCI Spain Index Fund               0.51%       03/12/96       $  2,757,796      $   564,200       $   343,145

                                                                        MANAGEMENT        MANAGEMENT       MANAGEMENT
                                                                         FEES PAID         FEES PAID        FEES PAID
                                                                        FOR FISCAL        FOR FISCAL       FOR FISCAL
                                                           FUND         YEAR ENDED        YEAR ENDED       YEAR ENDED
                                        MANAGEMENT      INCEPTION       AUGUST 31,        AUGUST 31,       AUGUST 31,
FUND                                        FEE            DATE            2007              2006             2005
-----------------------------------    ------------    -----------    --------------    --------------    ------------
iShares MSCI Sweden Index Fund              0.51%       03/12/96       $ 2,071,508       $   601,452       $  315,269
iShares MSCI Switzerland Index Fund         0.51%       03/12/96       $ 1,413,051       $   743,036       $  330,809
iShares MSCI Taiwan Index Fund              0.68%       06/20/00       $15,295,138       $11,442,524       $5,030,229
iShares MSCI United Kingdom Index           0.51%       03/12/96       $ 5,507,753       $ 3,483,995       $2,930,931
  Fund

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to each Fund are terminable without penalty on 60 days' notice by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the applicable Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days' notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of federal banking laws and regulations (i) may prohibit Barclays Bank PLC, BGI and BGFA from controlling or underwriting the shares of the Company but (ii) do not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Funds or from purchasing iShares as agent for and upon the order of a customer.

BGFA believes that it may perform advisory and related services for the Company without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Company. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed BGFA or its affiliates would consider performing additional services for the Company. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA or its affiliates might offer to provide additional services.

PORTFOLIO MANAGERS. The individuals named as Portfolio Managers in a Fund's prospectus were also primarily responsible for the day-to-day management of certain types of other iShares Funds and certain other portfolios and/or accounts in addition to the Funds, as indicated in the tables below as of August 31, 2007:

DIANE HSIUNG
TYPES OF ACCOUNTS                           NUMBER              TOTAL ASSETS
----------------------------------     ----------------     -------------------
Registered Investment Companies               24             $311,024,000,000
Other Pooled Investment Vehicles               1             $    235,000,000
Other Accounts                                 5             $  1,365,000,000
Accounts with Incentive-Based Fee             N/A                   N/A
  Arrangements

GREG SAVAGE
TYPES OF ACCOUNTS                      NUMBER          TOTAL ASSETS
---------------------------------     --------     -------------------
Registered Investment Companies         124         $311,024,000,000
Other Pooled Investment Vehicles          1         $    235,000,000
Other Accounts                            6         $  1,365,000,000

GREG SAVAGE
TYPES OF ACCOUNTS                       NUMBER       TOTAL ASSETS
----------------------------------     --------     -------------
Accounts with Incentive-Based Fee        N/A             N/A
  Arrangements

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds seeking such investment opportunity. As a consequence, from time to time the Funds may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the Funds, the other portfolios or accounts managed by the Portfolio Managers generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest that may result in the Portfolio Manager's favoring those portfolios or accounts with incentive-based fee arrangements.

The below table reflects, for each Portfolio Manager, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees for those portfolios or accounts are based on the performance of those portfolios or accounts, as of August 31, 2007:

DIANE HSIUNG
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH               AGGREGATE
TYPES OF ACCOUNTS                      PERFORMANCE FEES MANAGED       OF TOTAL ASSETS
---------------------------------     --------------------------     ----------------
Registered Investment Companies                  N/A                       N/A
Other Pooled Investment Vehicles                 N/A                       N/A
Other Accounts                                   N/A                       N/A

GREG SAVAGE
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH               AGGREGATE
TYPES OF ACCOUNTS                      PERFORMANCE FEES MANAGED       OF TOTAL ASSETS
---------------------------------     --------------------------     ----------------
Registered Investment Companies                  N/A                       N/A
Other Pooled Investment Vehicles                 N/A                       N/A
Other Accounts                                   N/A                       N/A

As of August 31, 2007, with respect to all Funds and other portfolios and/or accounts managed by the Portfolio Managers, on behalf of BGFA, the Portfolio Managers receive a salary and are eligible to receive an annual bonus. Each Portfolio Manager's salary is a fixed amount generally determined annually based on a number of factors, including, but not limited to, the Portfolio Manager's title, scope of responsibilities, experience and knowledge. The Portfolio Manager's bonus is a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio

Manager's business unit, and an assessment of the Portfolio Manager's individual performance. The Portfolio Manager's salary and annual bonus are paid in cash. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a "select group of management or highly compensated employees (within the meaning of ERISA
Section 401(a))" as so specified under the terms of BGI's Compensation Deferral Plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that Plan.

Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI's Compensation Enhancement Plan ("CEP"). Under the CEP, these awards are determined annually, and vest after two years. At the option of the CEP administrators, the award may be "notionally invested" in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.

A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of August 31, 2007, the Portfolio Managers beneficially owned shares of the Funds in the amounts reflected in the following tables:

DIANE HSIUNG
                                                                            DOLLAR RANGE
                                       --------------------------------------------------------------------------------------
                                                                  $10,001       $50,001      $100,001      $500,001      OVER
                                        NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                   ------    ------------    ---------    ----------    ----------    ----------    -----
iShares MSCI Australia Index Fund         X
iShares MSCI Austria Index Fund                                      X
iShares MSCI Belgium Index Fund           X
iShares MSCI Brazil Index Fund            X
iShares MSCI Canada Index Fund            X
iShares MSCI Emerging Markets             X
  Index Fund
iShares MSCI EMU Index Fund               X
iShares MSCI France Index Fund            X
iShares MSCI Germany Index Fund           X
iShares MSCI Hong Kong Index Fund         X
iShares MSCI Italy Index Fund             X
iShares MSCI Japan Index Fund             X
iShares MSCI Malaysia Index Fund          X
iShares MSCI Mexico Index Fund            X
iShares MSCI Netherlands Index Fund       X
iShares MSCI Pacific ex-Japan             X
  Index Fund
iShares MSCI Singapore Index Fund         X
iShares MSCI South Africa Index           X
  Fund
iShares MSCI South Korea Index Fund                    X
iShares MSCI Spain Index Fund             X
iShares MSCI Sweden Index Fund            X
iShares MSCI Switzerland Index Fund       X
iShares MSCI Taiwan Index Fund            X
iShares MSCI United Kingdom Index         X
  Fund

GREG SAVAGE
                                                                            DOLLAR RANGE
                                       --------------------------------------------------------------------------------------
                                                                  $10,001       $50,001      $100,001      $500,001      OVER
                                        NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                   ------    ------------    ---------    ----------    ----------    ----------    -----
iShares MSCI Australia Index Fund         X
iShares MSCI Austria Index Fund           X
iShares MSCI Belgium Index Fund           X
iShares MSCI Brazil Index Fund            X
iShares MSCI Canada Index Fund                         X
iShares MSCI Emerging Markets                                        X
  Index Fund
iShares MSCI EMU Index Fund               X
iShares MSCI France Index Fund            X
iShares MSCI Germany Index Fund           X
iShares MSCI Hong Kong Index Fund         X
iShares MSCI Italy Index Fund             X
iShares MSCI Japan Index Fund             X
iShares MSCI Malaysia Index Fund          X
iShares MSCI Mexico Index Fund            X
iShares MSCI Netherlands Index Fund       X
iShares MSCI Pacific ex-Japan             X
  Index Fund
iShares MSCI Singapore Index Fund         X
iShares MSCI South Africa Index           X
  Fund
iShares MSCI South Korea Index Fund       X
iShares MSCI Spain Index Fund             X
iShares MSCI Sweden Index Fund            X
iShares MSCI Switzerland Index Fund       X
iShares MSCI Taiwan Index Fund            X
iShares MSCI United Kingdom Index         X
  Fund

CODES OF ETHICS. The Company, BGFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") serves as administrator, custodian and transfer agent for the Funds. State Street's principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to an Administration Agreement with the Company, State Street provides necessary administrative, legal, tax, accounting services, and financial reporting for the maintenance and operations of the Company and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a custodian agreement with the Company, State Street maintains in separate accounts cash, securities and other assets of the Company and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Company, to deliver securities held by State Street and to make payments for securities purchased by the Company for each Fund. Also, pursuant to a delegation agreement with the Trust, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Company, State Street acts as a transfer agent for each Fund's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Company. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the iShares MSCI Singapore Index Fund directly and by BGFA from its management fee for all Funds other than iShares MSCI Singapore Index Fund.

The following table sets forth the administration, transfer agency and custodian expenses of each Fund for the periods noted below:

                                                             CUSTODY,               CUSTODY,               CUSTODY,
                                                          ADMINISTRATION,        ADMINISTRATION,       ADMINISTRATION,
                                                          TRANSFER AGENCY        TRANSFER AGENCY       TRANSFER AGENCY
                                                             EXPENSES               EXPENSES               EXPENSES
                                                            PAID DURING            PAID DURING           PAID DURING
                                            FUND            FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
                                         INCEPTION       ENDED AUGUST 31,       ENDED AUGUST 31,       ENDED AUGUST 31,
FUND                                        DATE               2007                   2006                   2005
-----------------------------------     -----------     ------------------     ------------------     -----------------
iShares MSCI Australia Index Fund        03/12/96           $  266,529             $  150,869             $  124,478
iShares MSCI Austria Index Fund          03/12/96           $  161,631             $  112,148             $   69,922
iShares MSCI Belgium Index Fund          03/12/96           $   60,170             $   27,553             $   23,452
iShares MSCI Brazil Index Fund           07/10/00           $5,102,401             $2,905,664             $  701,615
iShares MSCI Canada Index Fund           03/12/96           $  135,281             $  123,094             $   75,004
iShares MSCI Emerging Markets            04/07/03           $5,707,078             $4,669,932             $2,182,043
  Index Fund
iShares MSCI EMU Index Fund              07/25/00           $  508,751             $  273,106             $  174,024
iShares MSCI France Index Fund           03/12/96           $   72,818             $   53,830             $   35,604
iShares MSCI Germany Index Fund          03/12/96           $  168,144             $  103,850             $   43,872
iShares MSCI Hong Kong Index Fund        03/12/96           $  188,508             $  129,584             $  153,483
iShares MSCI Italy Index Fund            03/12/96           $   46,124             $   23,520             $   17,473
iShares MSCI Japan Index Fund            03/12/96           $1,047,176             $1,289,942             $1,065,863
iShares MSCI Malaysia Index Fund         03/12/96           $  577,302             $  324,031             $  272,377
iShares MSCI Mexico Index Fund           03/12/96           $  652,627             $  264,467             $  144,004
iShares MSCI Netherlands Index Fund      03/12/96           $   42,313             $   22,455             $   18,363
iShares MSCI Pacific ex-Japan            10/25/01           $  711,922             $  485,576             $  381,149
  Index Fund
iShares MSCI Singapore Index Fund        03/12/96           $  753,276             $  273,375             $  156,637
iShares MSCI South Africa Index          02/03/03           $  181,744             $  161,664             $   87,883
  Fund
iShares MSCI South Korea Index Fund      05/09/00           $1,485,700             $1,228,569             $  481,920
iShares MSCI Spain Index Fund            03/12/96           $  116,348             $   30,141             $   22,805
iShares MSCI Sweden Index Fund           03/12/96           $   94,767             $   39,219             $   27,529
iShares MSCI Switzerland Index Fund      03/12/96           $   63,264             $   38,265             $   22,281
iShares MSCI Taiwan Index Fund           06/20/00           $2,523,403             $1,880,480             $  833,718
iShares MSCI United Kingdom Index        03/12/96           $  105,612             $   84,541             $   96,550
  Fund

DISTRIBUTOR. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Company pursuant to which it distributes shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in the applicable Prospectus and below in the PURCHASE AND ISSUANCE OF CREATION UNITS section. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Directors, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), Depository Trust Company ("DTC") participants (as defined below) and/or Investor Services Organizations.

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

The following table sets forth the compensation paid by BGFA to the Distributor for certain services, not primarily intended to result in the sale of Fund shares, provided to each Fund during the periods noted below:

                                                         COMPENSATION       COMPENSATION       COMPENSATION
                                                          PAID DURING        PAID DURING       PAID DURING
                                                          FISCAL YEAR        FISCAL YEAR       FISCAL YEAR
                                            FUND             ENDED              ENDED             ENDED
                                         INCEPTION        AUGUST 31,         AUGUST 31,         AUGUST 31,
FUND                                        DATE             2007               2006               2005
-----------------------------------     -----------     --------------     --------------     -------------
iShares MSCI Australia Index Fund        03/12/96           $50,592            $38,571           $37,659
iShares MSCI Austria Index Fund          03/12/96           $50,592            $38,571           $37,659
iShares MSCI Belgium Index Fund          03/12/96           $50,592            $38,571           $37,659
iShares MSCI Brazil Index Fund           07/10/00           $50,592            $38,571           $37,659
iShares MSCI Canada Index Fund           03/12/96           $50,592            $38,571           $37,659
iShares MSCI Emerging Markets            04/07/03           $50,592            $38,571           $37,659
  Index Fund
iShares MSCI EMU Index Fund              07/25/00           $50,592            $38,571           $37,659
iShares MSCI France Index Fund           03/12/96           $50,592            $38,571           $37,659
iShares MSCI Germany Index Fund          03/12/96           $50,592            $38,571           $37,659
iShares MSCI Hong Kong Index Fund        03/12/96           $50,592            $38,571           $37,659
iShares MSCI Italy Index Fund            03/12/96           $50,592            $38,571           $37,659
iShares MSCI Japan Index Fund            03/12/96           $50,592            $38,571           $37,659
iShares MSCI Malaysia Index Fund         03/12/96           $50,592            $38,571           $37,659
iShares MSCI Mexico Index Fund           03/12/96           $50,592            $38,571           $37,659
iShares MSCI Netherlands Index Fund      03/12/96           $50,592            $38,571           $37,659
iShares MSCI Pacific ex-Japan            10/25/01           $50,592            $38,571           $37,659
  Index Fund
iShares MSCI Singapore Index Fund        03/12/96           $50,592            $38,571           $37,659
iShares MSCI South Africa Index          02/03/03           $50,592            $38,571           $37,659
  Fund
iShares MSCI South Korea Index Fund      05/09/00           $50,592            $38,571           $37,659
iShares MSCI Spain Index Fund            03/12/96           $50,592            $38,571           $37,659
iShares MSCI Sweden Index Fund           03/12/96           $50,592            $38,571           $37,659
iShares MSCI Switzerland Index Fund      03/12/96           $50,592            $38,571           $37,659
iShares MSCI Taiwan Index Fund           06/20/00           $50,592            $38,571           $37,659
iShares MSCI United Kingdom Index        03/12/96           $50,592            $38,571           $37,659
  Fund

INDEX PROVIDER. Each Fund is based upon a particular index compiled by MSCI. MSCI is not affiliated with the Funds or with BGI or BGI's affiliates. Each Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with BGI, which in turn has a licensing agreement with MSCI. BGI has provided the applicable sub-licenses to the Funds without charge.

Brokerage Transactions
BGFA assumes general supervision over placing orders on behalf of each Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Company has adopted policies and procedures that prohibit the consideration of sales of a Fund's shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

The table below sets forth the brokerage commissions paid by each Fund for the periods noted. Any differences in brokerage commissions paid by a Fund from year to year are due to increases or decreases in that Fund's assets over those periods:

                                                            COMMISSIONS            COMMISSIONS           COMMISSIONS
                                                            PAID DURING            PAID DURING           PAID DURING
                                            FUND            FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
                                         INCEPTION       ENDED AUGUST 31,       ENDED AUGUST 31,       ENDED AUGUST 31,
FUND                                        DATE               2007                   2006                   2005
-----------------------------------     -----------     ------------------     ------------------     -----------------
iShares MSCI Australia Index Fund        03/12/96           $  150,264             $   44,501              $ 50,149
iShares MSCI Austria Index Fund          03/12/96           $  224,572             $  114,016              $ 42,998
iShares MSCI Belgium Index Fund          03/12/96           $   72,646             $   31,534              $ 13,256
iShares MSCI Brazil Index Fund           07/10/00           $  626,251             $  408,983              $115,463
iShares MSCI Canada Index Fund           03/12/96           $  251,510             $  113,719              $ 52,554
iShares MSCI Emerging Markets            04/07/03           $2,129,900             $2,250,437              $893,470
  Index Fund
iShares MSCI EMU Index Fund              07/25/00           $  129,208             $   97,602              $ 24,066
iShares MSCI France Index Fund           03/12/96           $   13,158             $    9,883              $  2,487
iShares MSCI Germany Index Fund          03/12/96           $   52,232             $   27,122              $  7,753
iShares MSCI Hong Kong Index Fund        03/12/96           $   70,338             $   28,227              $ 23,840
iShares MSCI Italy Index Fund            03/12/96           $   33,919             $   13,882              $  4,837
iShares MSCI Japan Index Fund            03/12/96           $  249,884             $  287,796              $118,468
iShares MSCI Malaysia Index Fund         03/12/96           $  365,787             $   68,670              $ 41,354
iShares MSCI Mexico Index Fund           03/12/96           $  324,446             $  100,531              $ 41,173
iShares MSCI Netherlands Index Fund      03/12/96           $   33,790             $   20,106              $  4,875
iShares MSCI Pacific ex-Japan            10/25/01           $  489,046             $  174,011              $209,879
  Index Fund
iShares MSCI Singapore Index Fund        03/12/96           $  260,531             $   75,315              $ 33,920
iShares MSCI South Africa Index          02/03/03           $   92,616             $   47,934              $ 43,582
  Fund
iShares MSCI South Korea Index Fund      05/09/00           $  124,150             $  368,333              $ 66,985
iShares MSCI Spain Index Fund            03/12/96           $   82,292             $   11,832              $  7,477
iShares MSCI Sweden Index Fund           03/12/96           $   57,105             $   19,186              $  4,724
iShares MSCI Switzerland Index Fund      03/12/96           $   22,495             $   22,527              $  5,080
iShares MSCI Taiwan Index Fund           06/20/00           $  463,491             $  338,064              $100,258
iShares MSCI United Kingdom Index        03/12/96           $   77,455             $   37,167              $ 27,149
  Fund

The following table sets forth the names of the Funds' "regular broker dealers," as defined under the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the applicable Fund's most recently completed fiscal year:

                                  FISCAL                                       MARKET VALUE
FUND                             YEAR END  ISSUER                              OF INVESTMENT
------------------------------- ---------- ---------------------------------- --------------
MSCI EMU Index Fund               8/31     Deutsche Bank AG                    $40,321,971
                                           Societe Generale                     37,390,879
MSCI France Index Fund            8/31     Societe Generale                     19,260,227
MSCI Germany Index Fund           8/31     Deutsche Bank AG                     91,429,233
MSCI Switzerland Index Fund       8/31     UBS AG                               29,748,534
                                           Credit Suisse Group                  14,891,448
MSCI United Kingdom Index Fund    8/31     HSBC Holdings PLC                    76,978,886
                                           Royal Bank of Scotland Group PLC     39,823,099

The Company will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

None of the Funds paid any brokerage commissions to Barclays Global Investor Services, an affiliate of BGFA, and a subsidiary of BGI, during the fiscal year ended August 31, 2007.

The Funds' purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BGFA manages or advises and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BGFA may deal, trade and invest for its own account in the types of securities in which the Funds may invest. BGFA may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover may vary from period to period and high turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund is expected to be under 50%. The overall reasonableness of brokerage commissions is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

The table below sets forth the portfolio turnover rates of each Fund for the periods noted:

                                          FISCAL YEAR           FISCAL YEAR
                                             ENDED                 ENDED
FUND                                    AUGUST 31, 2007       AUGUST 31, 2006
----------------------------------     -----------------     ----------------
iShares MSCI Australia Index Fund              10%                   7%
iShares MSCI Austria Index Fund                21%                  32%
iShares MSCI Belgium Index Fund                12%                  10%
iShares MSCI Brazil Index Fund                 22%                  15%
iShares MSCI Canada Index Fund                  8%                  20%
iShares MSCI Emerging Markets                   5%                  12%
  Index Fund
iShares MSCI EMU Index Fund                     5%                   8%
iShares MSCI France Index Fund                  6%                  10%
iShares MSCI Germany Index Fund                 4%                  12%
iShares MSCI Hong Kong Index Fund               9%                  10%
iShares MSCI Italy Index Fund                  16%                  15%
iShares MSCI Japan Index Fund                   3%                   8%
iShares MSCI Malaysia Index Fund               87%                  60%

                                           FISCAL YEAR           FISCAL YEAR
                                              ENDED                 ENDED
FUND                                     AUGUST 31, 2007       AUGUST 31, 2006
-----------------------------------     -----------------     ----------------
iShares MSCI Mexico Index Fund                  14%                  12%
iShares MSCI Netherlands Index Fund              8%                  17%
iShares MSCI Pacific ex-Japan                   11%                   8%
  Index Fund
iShares MSCI Singapore Index Fund                8%                   6%
iShares MSCI South Africa Index                  8%                   7%
  Fund
iShares MSCI South Korea Index Fund             20%                  47%
iShares MSCI Spain Index Fund                   12%                   6%
iShares MSCI Sweden Index Fund                   7%                  14%
iShares MSCI Switzerland Index Fund              5%                  11%
iShares MSCI Taiwan Index Fund                  35%                  29%
iShares MSCI United Kingdom Index                8%                  10%
  Fund

Additional Information Concerning the Company

CAPITAL STOCK. The Company currently is comprised of 27 series referred to as funds. Each series issues shares of common stock, par value $0.001 per share. The Company has authorized and/issued each Fund as separate series of capital stock. The Company has authorized for issuance, but is not currently offering for sale to the public, four additional series of shares of common stock. The Board may designate additional series of common stock and classify shares of a particular series into one or more classes of that series. The Amended and Restated Articles of Incorporation confers upon the Board of Directors the power to establish the number of shares which constitute a Creation Units or by resolution, restrict the redemption right to Creation Units.


Each share issued by a Fund has a PRO RATA interest in the assets of that Fund. The Company is currently authorized to issue

10.9 billion shares of common stock. The following number of shares is currently authorized for each Fund: the iShares MSCI Australia Index Fund,
127.8 million shares; the iShares MSCI Austria Index Fund, 19.8 million shares; the iShares MSCI Belgium Index Fund, 136.2 million shares; the iShares MSCI Brazil Index Fund, 500 million shares; the iShares MSCI BRIC Index Fund, 500 million shares; the iShares MSCI Canada Index Fund, 340.2 million shares; the iShares MSCI Chile Index Fund, 200 million shares; the iShares MSCI Emerging Markets Index Fund, 500 million shares; the iShares MSCI EMU Index Fund, 500 million shares; the iShares MSCI France Index Fund, 340.2 million shares; the iShares MSCI Germany Index Fund, 382.2 million shares; the iShares MSCI Hong Kong Index Fund, 191.4 million shares; the iShares MSCI Italy Index Fund, 63.6 million shares; the iShares MSCI Japan Index Fund, 2,124.6 million shares; the iShares MSCI Japan Small Cap Index Fund, 500 million shares; the iShares MSCI Malaysia Index Fund, 127.8 million shares; the iShares MSCI Mexico Index Fund, 255 million shares; the iShares MSCI Netherlands Index Fund, 255 million shares; the iShares MSCI Pacific ex-Japan Index Fund, 500 million shares; the iShares MSCI Singapore Index Fund, 191.4 million shares; the iShares MSCI South Africa Index Fund, 200 million shares; the iShares MSCI South Korea Index Fund, 200 million shares; the iShares MSCI Spain Index Fund, 127.8 million shares; the iShares MSCI Sweden Index Fund, 63.6 million shares; the iShares MSCI Switzerland Index Fund, 318.625 million shares; the iShares MSCI Taiwan Index Fund, 200 million shares; and the iShares MSCI United Kingdom Index Fund, 943.2 million shares. Fractional shares will not be issued. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation. Shareholders are entitled to require the Company to redeem Creation Units of their shares. The Articles of Incorporation confers upon the Board the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of common stock of the Company that may be individually redeemable.

Each share has one vote with respect to matters upon which a stockholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and the Maryland General Corporation Law. Stockholders have no cumulative voting rights with respect to their shares. Shares of all Funds vote together as a single class except that, if the matter being voted on affects only a particular Fund or, if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter.

Shareholders may make inquiries by writing to the Company, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456.

Under Maryland law, the Company is not required to hold an annual meeting of stockholders unless required to do so under the 1940 Act. The policy of the Company is not to hold an annual meeting of stockholders unless required to do so under the 1940 Act. All shares (regardless of the Fund) have noncumulative voting rights for the Board. Under Maryland law, Directors of the Company may be removed by vote of the stockholders.

Following the creation of the initial Creation Units of a Fund and immediately prior to the commencement of trading in such Fund's shares, a holder of shares may be a "control person" of the Fund, as defined in the 1940 Act. A Fund cannot predict the length of time for which one or more stockholders may remain a control person of the Fund.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a Fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC's rules promulgating thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Directors of a Fund and beneficial owners of 10% of the shares of a Fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC's rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

TERMINATION OF THE COMPANY OR A FUND. The Company or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Company or such Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Company's organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Company or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Company may make redemptions in kind, for cash or for a combination of cash or securities.

DTC AS SECURITIES DEPOSITORY FOR SHARES OF THE FUNDS. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Company and DTC, DTC is required to make available to the Company, upon request and for a fee to be charged to the Company, a listing of the shares of each Fund held by each DTC Participant. The Company shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Funds. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Company has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Funds at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Company shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Purchase and Issuance of Creation Units
GENERAL. The Company issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund's NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. The following table sets forth the number of iShares of a Fund that constitute a Creation Unit for such Fund and the value of such Creation Unit as of September 30, 2007:

                                                              VALUE PER
                                           SHARES PER          CREATION
FUND                                     CREATION UNIT       UNIT ($U.S.)
-----------------------------------     ---------------     -------------
iShares MSCI Australia Index Fund           200,000          $ 6,346,000
iShares MSCI Austria Index Fund             100,000          $ 3,765,000
iShares MSCI Belgium Index Fund              40,000          $ 1,058,800
iShares MSCI Brazil Index Fund               50,000          $ 3,700,500
iShares MSCI Canada Index Fund              100,000          $ 3,278,000
iShares MSCI Emerging Markets               150,000          $22,407,000
  Index Fund
iShares MSCI EMU Index Fund                  50,000          $ 6,043,000
iShares MSCI France Index Fund              200,000          $ 7,680,000
iShares MSCI Germany Index Fund             300,000          $10,368,000
iShares MSCI Hong Kong Index Fund            75,000          $ 1,581,000
iShares MSCI Italy Index Fund               150,000          $ 5,226,000
iShares MSCI Japan Index Fund               600,000          $ 8,634,000
iShares MSCI Malaysia Index Fund             75,000          $   892,500
iShares MSCI Mexico Index Fund              100,000          $ 5,827,000
iShares MSCI Netherlands Index Fund          50,000          $ 1,601,000
iShares MSCI Pacific ex-Japan               100,000          $16,588,000
  Index Fund
iShares MSCI Singapore Index Fund           100,000          $ 1,483,000
iShares MSCI South Africa Index              50,000          $ 6,642,000
  Fund
iShares MSCI South Korea Index Fund          50,000          $ 3,418,000
iShares MSCI Spain Index Fund                75,000          $ 4,560,750
iShares MSCI Sweden Index Fund               75,000          $ 2,772,000
iShares MSCI Switzerland Index Fund         125,000          $ 3,352,500
iShares MSCI Taiwan Index Fund              200,000          $ 3,390,000
iShares MSCI United Kingdom Index           200,000          $ 5,120,000
  Fund

The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund of the Company, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A "Business Day" with respect to each Fund is any day on which the Listing Exchange is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

FUND DEPOSIT. The consideration for purchase of Creation Units of a Fund (except for the iShares MSCI Brazil Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund, which are currently offered in their iShares Creation Units solely for cash) generally consists of the in kind deposit of a designated portfolio of equity securities (the "Deposit Securities"), an optimized representation of the securities of a Fund's Underlying Index and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the "Deposit Amount," which is an amount equal to the market value of the Deposit Securities and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant that purchased the Creation Unit.

BGFA makes available through the National Securities Clearing Corporation ("NSCC") on each Business Day, prior to the opening of business on the Listing Exchange, the list of names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, purchases of Creation Units of shares of a given Fund until such time as the next-announced Fund Deposit is made available.

The identity and number of shares of the Deposit Securities pursuant to changes in composition of the Fund's portfolio and changes as rebalancing adjustments and corporate action events are reflected from time to time by BGFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Underlying Index.

The Company reserves the right to permit or require the substitution of a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC of the Clearing Process (discussed below). The Company also reserves the right to permit or require a "cash in lieu" amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities laws, or in certain other situations. The adjustments described above will reflect changes, known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject index being tracked by the relevant Fund, or resulting from stock splits and other corporate actions.

ROLE OF THE AUTHORIZED PARTICIPANT. Creation Units of shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an "Authorized Participant"). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of iShares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Company does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor.

PURCHASE ORDER. To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order to purchase shares of a Fund. The Distributor will notify BGFA and the Custodian of such order. The Custodian will then provide such information to the appropriate subcustodian. For each Fund, the Custodian shall cause the subcustodian to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Company. Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Company, immediately available or same day funds estimated by the Company to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the applicable Listing Exchange.

Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

TIMING OF SUBMISSION OF PURCHASE ORDERS. For most Funds, an Authorized Participant must submit an irrevocable purchase before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. An Authorized Participant must submit an irrevocable order to purchase shares of the iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund by 11:59 p.m., Eastern time on any Business Day in order to receive the next Business Day's NAV. Orders to purchase shares of the iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund or iShares MSCI Taiwan Index Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant foreign market are closed will not be accepted. An Authorized Participant must submit an irrevocable order to purchase shares of the iShares MSCI Brazil Index Fund before 3:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. In addition, orders to purchase shares of the MSCI Brazil Index Fund will not be accepted on any day when the Brazilian markets are closed. An Authorized Participant must submit an irrevocable request to redeem shares of the iShares MSCI Emerging Markets Index Fund by 5:00 p.m., Eastern time (or by one hour after the close of the Listing Exchange, if earlier) on any Business Day in order to receive the next Business Day's NAV. Orders to redeem shares of the Fund that are submitted on the Business Day immediately preceding a holiday or day (other than a weekend) when the equity markets in Brazil, Malaysia, South Korea and Taiwan are closed will not be accepted. The Distributor in its discretion may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Company, will be processed based on the NAV next determined after such acceptance in accordance with the Company's standard cut-off times as provided in the Authorized Participant Agreement and disclosed in this SAI.

ACCEPTANCE OF ORDER FOR CREATION UNIT. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Company are in place for payment of the Cash Component and any other cash amounts which may be due, the Company will accept the order, subject to its right (and the right of the Distributor and BGFA) to reject any order until acceptance.

Once the Company has accepted an order, upon next determination of the NAV of the shares, the Company will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Company reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor in respect of any Fund if (i) the order is not in proper form, (ii) the investor(s) upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified by BGFA, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;
(vi) acceptance of the Fund Deposit would, in the discretion of the Company or BGFA, have an adverse effect on the Company or the rights of beneficial owners or (vii) circumstances outside the control of the Company, the Distributor and BGFA make it impracticable to process purchase orders. The Company shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Company, State Street, the subcustodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall any of them incur any liability for failure to give such notification.

ISSUANCE OF A CREATION UNIT. Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Company of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery and the

Company will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a "T+3 basis" (I.E., three Business Days after trade date). However, as discussed in Appendix A, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (I.E., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.

To the extent contemplated by an Authorized Participant's agreement with the Distributor, the Company will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral having a value at least equal to 110%, which BGFA may change from time to time, of the value of the missing Deposit Securities in accordance with the Company's then-effective procedures. The only collateral that is acceptable to the Company is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Company. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Company's current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Company to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Company reserves the right to settle these transactions on a net basis. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Company and the Company's determination shall be final and binding.

CASH PURCHASE METHOD. Although the Company does not ordinarily permit cash purchases of Creation Units of iShares funds, when Creation Units are available or specified for a Fund (Creation Units of the iShares MSCI Brazil Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund are currently offered only for cash and Creation Units of the iShares MSCI Emerging Markets Index Fund are currently offered partially for cash), they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Company's brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities.

PURCHASE TRANSACTION FEE. A purchase transaction fee payable to the Company is imposed to compensate the Company for the transfer and other transaction costs of a Fund associated with the issuance of Creation Units. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate the relevant Fund for brokerage and market impact expenses relating to investing in portfolios securities. When the Company permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment. Purchasers of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company. The following table sets forth standard maximum creation transaction fees:
Investors are also responsible for payment of the costs of transferring the Deposit Securities to the Company.

                                                             MAXIMUM ADDITIONAL
                                          IN-KIND AND        VARIABLE CHARGE FOR
FUND                                    CASH PURCHASES         CASH PURCHASES*
----------------------------------     ----------------     --------------------
iShares MSCI Australia Index Fund           $2,400                   0.60%
iShares MSCI Austria Index Fund             $  600                   0.67%
iShares MSCI Belgium Index Fund             $  700                   0.30%
iShares MSCI Brazil Index Fund              $2,400                      **
iShares MSCI Canada Index Fund              $1,900                   0.30%
iShares MSCI Emerging Markets               $7,700                      **
  Index Fund
iShares MSCI EMU Index Fund                 $8,000                   1.05%

                                                              MAXIMUM ADDITIONAL
                                           IN-KIND AND        VARIABLE CHARGE FOR
FUND                                     CASH PURCHASES         CASH PURCHASES*
-----------------------------------     ----------------     --------------------
iShares MSCI France Index Fund               $2,900                   0.25%
iShares MSCI Germany Index Fund              $1,500                   0.25%
iShares MSCI Hong Kong Index Fund            $2,000                   0.60%
iShares MSCI Italy Index Fund                $1,400                   0.30%
iShares MSCI Japan Index Fund                $5,000                   0.15%
iShares MSCI Malaysia Index Fund             $5,000                      **
iShares MSCI Mexico Index Fund               $1,400                   0.50%
iShares MSCI Netherlands Index Fund          $1,000                   0.25%
iShares MSCI Pacific ex-Japan                $6,000                   1.80%
  Index Fund
iShares MSCI Singapore Index Fund            $2,000                   1.60%
iShares MSCI South Africa Index              $1,200                   0.75%
  Fund
iShares MSCI South Korea Index Fund          $4,000                      **
iShares MSCI Spain Index Fund                $1,500                   0.25%
iShares MSCI Sweden Index Fund               $1,300                   0.30%
iShares MSCI Switzerland Index Fund          $1,500                   0.40%
iShares MSCI Taiwan Index Fund               $4,500                      **
iShares MSCI United Kingdom Index            $3,500                   0.25%
  Fund

-------

*As a percentage of the value of the amount invested.

** The maximum additional variable charge for cash purchases will be a percentage of the value of the Deposit Securities, which will not exceed 3.00%.

REDEMPTION OF CREATION UNITS. Shares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and only on a Business Day. The Company will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market but must accumulate enough iShares to constitute a Creation Unit in order to have such shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of iShares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of iShares to constitute a redeemable Creation Unit.

With respect to each Fund (other than the iShares MSCI Brazil Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund, which currently redeem Creation Units of iShares solely for cash) BGFA makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below. Notwithstanding the foregoing, a resident Australian or New Zealand holder is entitled only to receive cash upon its redemption of Creation Units.

REDEMPTION TRANSACTION FEE. A redemption transaction fee payable to the Company is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund, including market impact expenses relating to disposing of portfolio securities. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are set forth in the table below. Investors will also bear the costs of transferring the Fund Securities from the Company to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

                                                                MAXIMUM ADDITIONAL
                                            IN-KIND AND         VARIABLE CHARGE FOR
FUND                                     CASH REDEMPTIONS        CASH REDEMPTIONS*
-----------------------------------     ------------------     --------------------
iShares MSCI Australia Index Fund             $2,400                    0.60%
iShares MSCI Austria Index Fund               $  600                    0.67%
iShares MSCI Belgium Index Fund               $  700                    0.30%
iShares MSCI Brazil Index Fund                $2,400                       **
iShares MSCI Canada Index Fund                $1,900                    0.30%
iShares MSCI Emerging Markets                 $7,700                       **
  Index Fund
iShares MSCI EMU Index Fund                   $8,000                    1.05%
iShares MSCI France Index Fund                $2,900                    0.25%
iShares MSCI Germany Index Fund               $1,500                    0.25%
iShares MSCI Hong Kong Index Fund             $2,000                    0.60%
iShares MSCI Italy Index Fund                 $1,400                    0.30%
iShares MSCI Japan Index Fund                 $5,000                    0.40%
iShares MSCI Malaysia Index Fund              $5,000                       **
iShares MSCI Mexico Index Fund                $1,400                    0.50%
iShares MSCI Netherlands Index Fund           $1,000                    0.25%
iShares MSCI Pacific ex-Japan                 $6,000                    1.50%
  Index Fund
iShares MSCI Singapore Index Fund             $2,000                    1.30%
iShares MSCI South Africa Index               $1,200                    0.75%
  Fund
iShares MSCI South Korea Index Fund           $4,000                       **
iShares MSCI Spain Index Fund                 $1,500                    0.45%
iShares MSCI Sweden Index Fund                $1,300                    0.30%
iShares MSCI Switzerland Index Fund           $1,500                    0.40%
iShares MSCI Taiwan Index Fund                $4,500                       **
iShares MSCI United Kingdom Index             $3,500                    0.75%
  Fund

-------

*As a percentage of the value of the amount invested.

** The maximum additional variable charge for cash redemptions will be a percentage of the value of the Deposit Securities, which will not exceed 2.00%.

Redemption requests for Creation Units of any Fund must be submitted to the Distributor by or through an Authorized Participant. For most Funds, an Authorized Participant must submit an irrevocable redemption request before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. An Authorized Participant must submit an irrevocable request to redeem shares of the iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund by 11:59 p.m., Eastern time on any Business Day in order to receive the next Business Day's NAV. Orders to redeem shares of the iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund or iShares MSCI Taiwan Index Fund that are submitted the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed will not be accepted. An Authorized Participant must submit an irrevocable request to redeem shares of the iShares MSCI Brazil Index Fund before 3:00 p.m., Eastern time in order to receive that day's NAV. In addition, orders to redeem shares of the MSCI Brazil Index Fund will not be accepted on any day when the Brazilian markets are closed. An Authorized Participant must submit an irrevocable request to redeem shares of the iShares MSCI Emerging Markets Index Fund by 5:00 p.m., Eastern time (or by one hour after the close of the Listing Exchange, if earlier) on any Business Day in order to receive the next Business Day's NAV. Orders to redeem shares of the Fund that are submitted on the Business Day immediately preceding a holiday or day (other than a weekend) when the equity markets in Brazil, Malaysia, South Korea and Taiwan are closed will not be accepted. Investors other than through Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption in the form required by the Company to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized

Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Company's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in "proper form" if (i) an Authorized Participant has transferred or caused to be transferred to the Company's Transfer Agent the Creation Unit being redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day, (ii) a request in form satisfactory to the Company is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Participant Agreement are properly followed. If the Transfer Agent does not receive the investor's shares through DTC's facilities by 10:00 a.m., Eastern time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Distributor shall notify the Company and the Company's Transfer Agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered.

Deliveries of redemption proceeds by the Funds generally will be made within three Business Days (I.E., "T+3"). However, as discussed in Appendix A, each Fund reserves the right to settle redemption transactions and deliver redemption proceeds on another basis to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (I.E., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances. Appendix A hereto identifies the instances, if any, where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, the Company will make delivery of in-kind redemption proceeds within the number of days stated in Appendix A to be the maximum number of days necessary to deliver redemption proceeds.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Company's brokerage and other transaction costs associated with the disposition of Portfolio Securities of the Fund). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

Although the Company does not ordinarily permit cash redemptions of Creation Units (except that, as noted above, Creation Units of the iShares iShares MSCI Brazil Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund may be redeemed only for cash, and resident Australian and New Zealand holders may redeem solely for cash), in the event that cash redemptions are permitted or required by the Company proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in Appendix A hereto where more than seven calendar days would be needed).

To the extent contemplated by an Authorized Participant's agreement with the Distributor, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Company, at or prior to 10:00 a.m., Eastern time, on the Listing Exchange business day after the date of submission of such redemption request, the Distributor will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 110%, which BGFA may change from time to time, of the value of the missing iShares. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date and shall be held by State Street and marked to market daily. The fees of State Street and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Company to acquire Fund Securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such shares, Fund Securities or Cash Component and the value of the cash collateral.

Because the Portfolio Securities of a Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or purchase or sell shares of such Fund on the Listing Exchange on days when the NAV of such Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the NYSE is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable or (iv) in such other circumstance as is permitted by the SEC.

Regular Holidays

Each Fund generally intends to effect deliveries of Creation Units and Portfolio Securities. Each Fund may effect deliveries of Creation Units on a basis other than T + 3 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. Equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Company from delivering securities within normal settlement period.


The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for each Fund, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (E.G., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

                       ISHARES MSCI AUSTRALIA INDEX FUND

REGULAR HOLIDAYS. The dates of the regular Australian holidays in the calendar year 2008 are as follows:

Jan 2    Apr 17   Oct 2
Jan 26   Apr 25   Nov 7
Mar 13   Jun 12   Dec 25

Apr 14   Aug 7   Dec 26

REDEMPTION. The Company is not aware of a redemption request over any Australian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                        ISHARES MSCI AUSTRIA INDEX FUND

REGULAR HOLIDAYS. The dates of the regular Austrian holidays in the calendar year 2008 are as follows:

Jan 6    May 25   Oct 26   Dec 26
Apr 14   Jun 5    Nov 1    Dec 29
Apr 17   Jun 15   Dec 8
May 1    Aug 15   Dec 25

REDEMPTION. The Company is not aware of a redemption request over any Austrian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                        ISHARES MSCI BELGIUM INDEX FUND

REGULAR HOLIDAYS. The dates of the regular Belgian holidays in the calendar year 2008 are as follows:

Apr 14
Apr 17
May 1
Dec 25

REDEMPTION. The Company is not aware of a redemption request over any Belgian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                         ISHARES MSCI BRAZIL INDEX FUND

REGULAR HOLIDAYS. The dates of the regular Brazilian holidays in the calendar year 2008 are as follows:

Jan 25   Apr 21   Oct 12   Dec 29
Feb 27   May 1    Nov 2
Feb 28   Jun 15   Nov 15
Apr 14   Sep 7    Dec 25

REDEMPTION. The Company is not aware of a redemption request over any Brazilian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                         ISHARES MSCI CANADA INDEX FUND

REGULAR HOLIDAYS. The dates of the regular Canadian holidays in the calendar year 2008 are as follows:

Jan 2    Aug 7    Dec 25
Apr 14   Sep 4    Dec 26
May 22   Oct 9
Jul 3    Nov 13

REDEMPTION. The Company is not aware of a redemption request over any Canadian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                    ISHARES MSCI EMERGING MARKETS INDEX FUND

REGULAR HOLIDAYS. The dates of the regular holidays in the calendar year 2008 in Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland,

Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela are as follows:

                   ARGENTINA
---------
Apr 13   Jun 19    Dec 8
Apr 14   Aug 21    Dec 25
May 1    Oct 16
May 25   Nov 6
                    MALAYSIA
---------
Jan 2    Feb 1     Aug 31    Dec 25
Jan 10   Feb 2     Oct 23
Jan 30   Apr 11    Oct 24
Jan 31   May 1     Oct 25
                     BRAZIL
---------
Jan 25   Apr 21    Oct 12    Dec 29
Feb 27   May 1     Nov 2
Feb 28   Jun 15    Nov 15
Apr 14   Sep 7     Dec 25
                     MEXICO
---------
Mar 21   Nov 20
Apr 13   Dec 1
Apr 14   Dec 12
May 1    Dec 25
                     CHILE
---------
Apr 14   Aug 15    Nov 1
May 1    Sep 18    Dec 8
Jun 12   Sep 19    Dec 25
Jun 26   Oct 9
                    MOROCCO
---------
Jan 11   Apr 12    Oct 24
Jan 12   May 1     Oct 25
Jan 31   Aug 14    Nov 6
Apr 11   Aug 21
                     CHINA
---------
Jan 2    Jan 31
Jan 26   Feb 1-3
Jan 27   May 1-5
Jan 30
                      PERU
---------
Apr 13   Jul 28    Dec 25
Apr 14   Aug 30
May 1    Nov 1
Jun 29   Dec 8

                    COLOMBIA
---------
Jan 9    May 1     July 3    Oct 16   Dec 25
Mar 20   May 29    July 20   Nov 6    Dec 29
Apr 13   Jun 19    Aug 7     Nov 13
Apr 14   Jun 26    Aug 21    Dec 8
                  PHILIPPINES
---------
Apr 13   Oct 24    Dec 25
Apr 14   Nov 1
May 1    Nov 2
Jun 12   Nov 30
               THE CZECH REPUBLIC
----------------------------------------------
Apr 17   July 6    Dec 26
May 1    Sept 28
May 8    Nov 17
July 5   Dec 25
                     POLAND
---------
Apr 14   Jun 15    Dec 26
Apr 17   Aug 15
May 1    Nov 1
May 3    Dec 25
                     EGYPT
---------
Jan 1    Jan 31    Apr 25    Oct 25
Jan 9    Apr 10    May 1     Oct 26
Jan 10   Apr 23    July 23   Dec 31
Jan 11   Apr 24    Oct 24
                     RUSSIA
---------
Jan 2    Mar 8     May 9     Dec 11
Jan 3    May 1     Jun 12    Dec 12
Jan 9    May 2     Nov 6
Feb 23   May 8     Nov 7
                    HUNGARY
---------
Mar 15   Oct 23
Apr 17   Nov 1
May 1    Dec 25
Jun 5    Dec 26
                  SOUTH AFRICA
----------------------------------------------
Jan 2    Apr 27    Sep 25
Mar 21   May 1     Dec 25
Apr 14   Jun 16    Dec 26
Apr 17   Aug 9

                     INDIA
---------
Jan 26   Oct 2
Apr 14   Dec 25
May 1
Aug 15
                    TAIWAN
---------
Jan 26   Feb 1    May 1
Jan 27   Feb 2    May 31
Jan 30   Feb 28   Oct 6
Jan 31   Apr 5    Oct 10
                   INDONESIA
---------
Jan 10   Apr 14   Oct 23    Dec 25
Jan 30   May 25   Oct 24    Dec 26
Mar 30   Aug 17   Oct 25
Apr 10   Aug 21   Oct 26
                   THAILAND
---------
Jan 2    Apr 13   May 5     Oct 23
Feb 13   Apr 14   May 15    Dec 5
Apr 6    Apr 15   Jul 10    Dec 11
Apr 6    May 1    Aug 14
                    ISRAEL
---------
Mar 14   Apr 19   Aug 3
Apr 12   May 2    Sept 24
Apr 13   May 3    Oct 1
Apr 18   Jun 1    Oct 2

                    TURKEY
---------
Jan 9    Jan 13   Oct 24
Jan 10   May 19   Oct 25
Jan 11   Aug 30
Jan 12   Oct 23
                    JORDAN
---------
Jan 1    Jan 12   May 25    Oct 25   Dec 31
Jan 8    Jan 30   Aug 22    Oct 26
Jan 9    Jan 31   Oct 22    Nov 14
Jan 10   Apr 11   Oct 23    Dec 25
Jan 11   May 1    Oct 24    Dec 28
                   VENEZUELA
---------
Jan 9    Apr 14   Jun 19    Aug 14   Dec 25
Feb 27   Apr 19   Jun 26    Oct 12
Feb 28   May 1    Jul 5     Oct 30
Apr 13   May 29   Jul 24    Dec 11

Jan 30   Jun 1    Oct 3
Mar 1    Jun 6    Oct 5
May 1    Jul 17   Dec 25
May 5    Aug 15

REDEMPTION. The longest redemption cycle for the iShares MSCI Emerging Markets Index Fund is a function of the longest redemption cycles among the countries whose stocks comprise this Fund. In the calendar year 2007, the dates of the regular holidays affecting the following securities markets present the worst-case redemption cycle for the iShares MSCI Emerging Markets Index Fund as follows:

                                     REDEMPTION
                   REDEMPTION        SETTLEMENT       SETTLEMENT
                  REQUEST DATE         DATE(R)          PERIOD
                 --------------     ------------     -----------
  China          1/23/2006          2/6/2006         14
                 1/24/2006          2/7/2006         14
                 1/25/2006          2/8/2006         14
                 4/26/2006          5/8/2006         12
                 4/27/2006          5/9/2006         12
                 4/28/2006          5/10/2006        12

  Indonesia      10/18/2006         10/29/2006       11
                 10/19/2006         10/30/2006       11

                                                  REDEMPTION
                                REDEMPTION        SETTLEMENT       SETTLEMENT
                               REQUEST DATE         DATE(R)          PERIOD
                              --------------     ------------     -----------
                              10/22/2006         10/31/2006       9

  Jordan                      1/5/2006           1/13/2006        8
                              1/6/2006           1/16/2006        10
                              10/19/2006         10/27/2006       8
                              10/20/2006         10/30/2006       10

  Malaysia                    1/25/2006          5/3/2006         9
                              1/26/2006          5/6/2006         11
                              1/27/2006          5/7/2006         11

  Turkey                      1/5/2006           1/16/2006        11
                              1/6/2006           1/17/2006        11

  South Africa                4/7/2006           4/18/2006        11
                              4/10/2006          4/19/2006        9
                              4/11/2006          4/20/2006        9
                              4/12/2006          4/21/2006        9
                              4/13/2006          4/24/2006        11
                              12/18/2006         12/27/2006       9
                              12/19/2006         12/28/2006       9
                              12/20/2006         12/31/2006       11
                              12/21/2006         1/2/2007         12
                              12/24/2006         1/3/2007         12

In the calendar year 2008, 12 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Emerging Markets Index Fund.

                          ISHARES MSCI EMU INDEX FUND

REGULAR HOLIDAYS. The dates in the calendar year 2008 on which the regular Austrian, Belgian, Finnish, French, German, Greek, Irish, Italian, Dutch, Portuguese and Spanish holidays affecting the relevant securities markets fall are as follows:

               AUSTRIA
---------
Jan 6    May 25   Oct 26   Dec 26
Apr 14   Jun 5    Nov 1    Dec 29
Apr 17   Jun 15   Dec 8
May 1    Aug 15   Dec 25
               GREECE
---------
Jan 6    Apr 21   Aug 15
Mar 6    Apr 24   Dec 25
Apr 14   May 1    Dec 26
Apr 17   Jun 12

               BELGIUM
---------
Apr 14
Apr 17
May 1
Dec 25
                ITALY
---------
Apr 14   Dec 25
Apr 17   Dec 26
May 1
Aug 15

           FINLAND
---------
Jan 6    May 25   Dec 26
Apr 14   Jun 23
Apr 17   Dec 6
May 1    Dec 25
         NETHERLANDS
---------
Apr 14   Dec 26
Apr 17
May 1
Dec 25
           FRANCE
---------
Apr 14   Dec 26
Apr 17
May 1
Dec 25

          PORTUGAL
---------
Apr 14   Dec 26
Apr 17
May 1
Dec 25
           GERMANY
---------
Apr 14   Dec 26
Apr 17
May 1
Dec 25
            SPAIN
---------
Jan 6    Aug 15   Dec 8
Apr 14   Oct 12   Dec 25
Apr 17   Nov 1    Dec 26
May 1    Dec 6

REDEMPTION. The longest redemption cycle for the iShares MSCI EMU Index Fund is a function of the longest redemption cycles among the countries whose stocks comprise this Index Fund. The Company is not aware of a redemption request over any holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                         ISHARES MSCI FRANCE INDEX FUND

REGULAR HOLIDAYS. The dates of the regular French holidays in the calendar year 2008 are as follows:

Apr 14   Dec 26
Apr 17
May 1
Dec 25

REDEMPTION. The Company is not aware of a redemption request over any French holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                        ISHARES MSCI GERMANY INDEX FUND

REGULAR HOLIDAYS. The dates of the regular German holidays in the calendar year
                            2008 are as follows:

Apr 14   Dec 26
Apr 17
May 1
Dec 25

REDEMPTION. The Company is not aware of a redemption request over any German holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                       ISHARES MSCI HONG KONG INDEX FUND

REGULAR HOLIDAYS. The dates of the regular Hong Kong holidays in the calendar year 2008 are as follows:

Jan 2    Apr 14   May 31   Dec 26
Jan 30   Apr 17   Oct 2
Jan 31   May 1    Oct 30

Apr 5   May 5   Dec 25

REDEMPTION. The Company is not aware of a redemption request over any Hong Kong holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                         ISHARES MSCI ITALY INDEX FUND

REGULAR HOLIDAYS. The dates of the regular Italian holidays in the calendar year 2008 are as follows:

Apr 14   Dec 25
Apr 17   Dec 26
May 1
Aug 15

REDEMPTION. The Company is not aware of a redemption request over any Italian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                         ISHARES MSCI JAPAN INDEX FUND

REGULAR HOLIDAYS. The dates of the regular Japanese holidays in the calendar year 2008 are as follows:

Jan 2    May 3    Sep 18
Jan 3    May 4    Oct 9
Jan 9    May 5    Nov 3
Mar 21   Jul 17   Nov 23

REDEMPTION. A redemption request over the following dates would result in a settlement period exceeding 7 calendar days (examples are based on the day particular holidays fall in the calendar year 2007):

  Redemption        Redemption       Settlement Period
  Request Date      Settlement
                    Date(R)
  4/28/2006         5/8/2006         10
  5/1/2006          5/9/2006         8
  5/2/2006          5/10/2006        8

In the calendar year 2008, 11 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Japan Index Fund.

                        ISHARES MSCI MALAYSIA INDEX FUND

REGULAR HOLIDAYS. The dates of the regular Malaysian holidays in the calendar year 2008 are as follows:

Jan 2    Feb 1    Aug 31   Dec 25
Jan 10   Feb 2    Oct 23
Jan 30   Apr 11   Oct 24
Jan 31   May 1    Oct 25

REDEMPTION. A redemption request over the following dates would result in a settlement period exceeding 7 calendar days (examples are based on the day particular holidays fall in the calendar year 2003):

  Redemption        Redemption       Settlement Period
  Request Date      Settlement
                    Date(R)
  1/25/2006         5/3/2006         9

  1/26/2006      5/6/2006       11
  1/27/2006      5/7/2006       11

In the calendar year 2008, 10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Malaysia Index Fund.

                         ISHARES MSCI MEXICO INDEX FUND

REGULAR HOLIDAYS. The dates of the regular Mexican holidays in the calendar year 2008 are as follows:

Mar 21   Nov 20
Apr 13   Dec 1
Apr 14   Dec 12
May 1    Dec 25

REDEMPTION. The Company is not aware of a redemption request over any Mexican holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                      ISHARES MSCI NETHERLANDS INDEX FUND

REGULAR HOLIDAYS. The dates of the regular Netherlands holidays in the calendar year 2008 are as follows:



Apr 14   Dec 26
Apr 17
May 1
Dec 25

REDEMPTION. The Company is not aware of a redemption request over any Dutch holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                    ISHARES MSCI PACIFIC EX-JAPAN INDEX FUND

REGULAR HOLIDAYS. The dates of the regular Australian, Hong Kong, New Zealand and Singaporean holidays in the calendar year 2007 are as follows:

              AUSTRALIA
---------
Jan 2    Apr 17   Oct 2
Jan 26   Apr 25   Nov 7
Mar 13   Jun 12   Dec 25
Apr 14   Aug 7    Dec 26
             NEW ZEALAND
-----------------------------------
Jan 2    Apr 17   Dec 25
Jan 3    Apr 25   Dec 26
Feb 6    Jun 5
Apr 14   Oct 23

              HONG KONG
-----------------------------------
Jan 2    Apr 14   May 31   Dec 26
Jan 30   Apr 17   Oct 2
Jan 31   May 1    Oct 30
Apr 5    May 5    Dec 25
              SINGAPORE
---------
Jan 2    Apr 14   Dec 25
Jan 10   May 1
Jan 30   Aug 9
Jan 31   Oct 24

REDEMPTION. The Company is not aware of a redemption request over any Australian, Hong Kong, New Zealand or Singaporean holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                       ISHARES MSCI SINGAPORE INDEX FUND

REGULAR HOLIDAYS. The dates of the regular Singaporean holidays in the calendar year 2008 are as follows:

Jan 2   Apr 14   Dec 25

Jan 10   May 1
Jan 30   Aug 9
Jan 31   Oct 24

REDEMPTION. The Company is not aware of a redemption request over any Singaporean holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                      ISHARES MSCI SOUTH AFRICA INDEX FUND

REGULAR HOLIDAYS. The dates of the regular South African holidays in the calendar year 2008 are as follows:

Jan 2    Apr 27   Sep 25
Mar 21   May 1    Dec 25
Apr 14   Jun 16   Dec 26
Apr 17   Aug 9

REDEMPTION. A redemption request over the following dates would result in a settlement period exceeding 7 calendar days (examples are based on the day particular holidays fall in the calendar year 2004):

  Redemption Request      Redemption       Settlement Period
  Date                    Settlement
                          Date(R)
  4/7/2006                4/18/2006        11
  4/10/2006               4/19/2006        9
  4/11/2006               4/20/2006        9
  4/12/2006               4/21/2006        9
  4/13/2006               4/24/2006        11
  12/18/2006              12/27/2006       9
  12/19/2006              12/28/2006       9
  12/20/2006              12/31/2006       11
  12/21/2006              1/2/2007         12
  12/24/2006              1/3/2007         12

In the calendar year 2008, 12 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI South Africa Index Fund.

                      ISHARES MSCI SOUTH KOREA INDEX FUND

REGULAR HOLIDAYS. The dates of the regular South Korean holidays in the calendar year 2008 are as follows:

Jan 30   Jun 1    Oct 3
Mar 1    Jun 6    Oct 5
May 1    Jul 17   Dec 25
May 5    Aug 15

REDEMPTION. The Company is not aware of a redemption request over any South Korean holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                         ISHARES MSCI SPAIN INDEX FUND

REGULAR HOLIDAYS. The dates of the regular Spanish holidays in the calendar year 2008 are as follows:

Jan 6    Aug 15   Dec 8
Apr 14   Oct 12   Dec 25
Apr 17   Nov 1    Dec 26

May 1   Dec 6

REDEMPTION. The Company is not aware of a redemption request over any Spanish holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                         ISHARES MSCI SWEDEN INDEX FUND

REGULAR HOLIDAYS. The dates of the regular Swedish holidays in the calendar year 2008 are as follows:

Jan 6    May 25   Dec 26
Apr 14   Jun 5
Apr 17   Jun 23
May 1    Dec 25

REDEMPTION. The Company is not aware of a redemption request over any Swedish holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                      ISHARES MSCI SWITZERLAND INDEX FUND

REGULAR HOLIDAYS. The dates of the regular Swiss holidays in the calendar year
                           2008 are as follows:

Jan 2    May 25   Dec 26
Apr 14   Jun 5
Apr 17   Aug 1
May 1    Dec 25

REDEMPTION. The Company is not aware of a redemption request over any Swiss holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.


                         ISHARES MSCI TAIWAN INDEX FUND


REGULAR HOLIDAYS. The dates of the regular Taiwanese holidays in the calendar year 2008 are as follows:



Jan 26   Feb 1    May 1
Jan 27   Feb 2    May 31
Jan 30   Feb 28   Oct 6
Jan 31   Apr 5    Oct 10

REDEMPTION. The Company is not aware of a redemption request over any Taiwanese holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                     ISHARES MSCI UNITED KINGDOM INDEX FUND


REGULAR HOLIDAYS. The dates of the regular United Kingdom holidays in the calendar year 2008 are as follows:

Jan 2    May 29
Apr 14   Aug 28
Apr 17   Dec 25
May 1    Dec 26

REDEMPTION. The Company is not aware of a redemption request over any United Kingdom holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

Taxes
REGULATED INVESTMENT COMPANY QUALIFICATIONS. Each Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the IRC. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; and (ii) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the market value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets may be invested in the securities of any one issuer, or of two or more issuers of which 20% or more of the voting securities are held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other
RIC) or the securities of one or more qualified publicly traded partnerships.
 A Fund's investments in partnerships, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local, or foreign income, franchise or withholding tax liabilities.

TAXATION OF RICS. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies the minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (I.E., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (I.E., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

TAXATION OF CERTAIN DERIVATIVES.   A Fund's transactions in zero coupon
securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

A Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

EXCISE TAX. A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

NET CAPITAL LOSS CARRYFORWARDS. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first. The following Funds had tax basis net capital loss carryforwards as of August 31, 2007, the tax year-end for the Funds listed:

                             EXPIRING      EXPIRING      EXPIRING      EXPIRING
FUND                           2008          2009          2010          2011
-------------------------- ------------ ------------- ------------- -------------
iShares MSCI Australia      $  71,019    $1,971,994    $ 3,625,203   $   650,082
 Index Fund
iShares MSCI Austria          491,457       336,553      1,291,324       370,948
 Index Fund
iShares MSCI Belgium                -        59,876      1,677,678       117,767
 Index Fund
iShares MSCI Brazil                 -                                          -
 Index Fund
iShares MSCI Canada                 -             -              -             -
 Index Fund
iShares MSCI Emerging               -             -              -             -
 Markets Index Fund
iShares MSCI EMU                    -             -              -             -
 Index Fund
iShares MSCI France                 -             -      2,436,748       236,944
 Index Fund
iShares MSCI Germany                -             -      8,697,227     5,469,732
 Index Fund
iShares MSCI Hong                   -             -      4,971,970     2,870,602
 Kong Index Fund
iShares MSCI Italy Index            -             -      2,648,775       848,408
 Fund
iShares MSCI Japan                  -     2,959,030     62,572,173     3,621,148
 Index Fund
iShares MSCI Malaysia               -             -      9,819,029     2,898,105
 Index Fund
iShares MSCI Mexico                 -             -         47,326     2,329,290
 Index Fund
iShares MSCI                        -        60,885      3,222,792     1,497,810
 Netherlands Index
 Fund
iShares MSCI Pacific                -             -              -             -
 ex-Japan Index Fund
iShares MSCI Singapore              -             -      1,934,119     4,428,316
 Index Fund
iShares MSCI South                  -             -              -             -
 Africa Index Fund

                              EXPIRING      EXPIRING       EXPIRING       EXPIRING
FUND                            2012          2013           2014           2015           TOTAL
-------------------------- ------------- -------------- -------------- -------------- ---------------
iShares MSCI Australia      $   596,240   $    384,424   $          -   $      7,066   $   7,306,028
 Index Fund
iShares MSCI Austria            855,364              -              -      9,795,917      13,141,563
 Index Fund
iShares MSCI Belgium            175,781         33,969              -              -       2,065,071
 Index Fund
iShares MSCI Brazil                                  -
 Index Fund
iShares MSCI Canada                   -      2,931,648              -      5,363,291       8,294,939
 Index Fund
iShares MSCI Emerging           840,778     20,296,564     11,239,258     29,973,301      62,349,901
 Markets Index Fund
iShares MSCI EMU              2,876,857      1,873,963              -              -       4,750,820
 Index Fund
iShares MSCI France           2,400,550              -              -        158,472       5,232,714
 Index Fund
iShares MSCI Germany          8,656,712      2,241,687              -      4,227,713      29,293,071
 Index Fund
iShares MSCI Hong             2,330,414        468,716        425,440      2,899,247      13,966,389
 Kong Index Fund
iShares MSCI Italy Index        541,980        527,327              -              -       4,566,490
 Fund
iShares MSCI Japan            5,594,562      8,733,802     68,122,871     27,817,841     179,421,427
 Index Fund
iShares MSCI Malaysia           775,477      6,820,474      1,543,708      3,424,287      25,281,080
 Index Fund
iShares MSCI Mexico           3,136,171         12,912        632,766              -       6,158,465
 Index Fund
iShares MSCI                  2,241,687        129,137        403,525        260,715       8,056,039
 Netherlands Index
 Fund
iShares MSCI Pacific                  -              -              -              -               -
 ex-Japan Index Fund
iShares MSCI Singapore        4,256,421      2,558,348              -              -      13,177,204
 Index Fund
iShares MSCI South              527,613              -        260,738      1,607,845       2,396,196
 Africa Index Fund

                       EXPIRING  EXPIRING    EXPIRING     EXPIRING
FUND                     2008      2009        2010         2011
--------------------- --------- ---------- ------------ ------------
iShares MSCI South        -      556,540       666,642     504,041
 Korea Index Fund
iShares MSCI Spain        -            -       163,675     678,910
 Index Fund
IShares MSCI Sweden       -            -       713,472   1,577,551
 Index Fund
iShares MSCI              -            -     2,247,442   1,018,305
 Switzerland Index
 Fund
iShares MSCI Taiwan       -            -    12,532,361   8,689,663
 Index Fund
iShares MSCI United       -            -       856,798   6,448,554
 Kingdom Index Fund

                        EXPIRING    EXPIRING     EXPIRING     EXPIRING
FUND                      2012        2013         2014         2015         TOTAL
--------------------- ----------- ------------ ------------ ------------ -------------
iShares MSCI South    3,363,449    11,590,303    3,172,573   38,097,223    57,950,771
 Korea Index Fund
iShares MSCI Spain    1,582,094             -            -            -     2,424,679
 Index Fund
IShares MSCI Sweden   1,149,514             -      107,613            -     3,548,150
 Index Fund
iShares MSCI          2,149,171       354,252            -            -     5,769,170
 Switzerland Index
 Fund
iShares MSCI Taiwan   9,129,874    12,022,719   14,435,986   64,999,586   121,810,189
 Index Fund
iShares MSCI United   4,272,059     1,517,783    7,063,063            -    20,158,257
 Kingdom Index Fund

FUNDS HOLDING FOREIGN INVESTMENTS. Each Fund may be subject to foreign income taxes withheld at the source. Each Fund that is permitted to do so will elect to "pass through" to its investors the amount of foreign income taxes paid by the Fund provided that the investor held the shares of the Fund, and the Fund held the security, on the dividend settlement date and for at least fifteen additional days immediately before and/or thereafter, with the result that each investor will (i) include in gross income, even though not actually received, the investor's PRO RATA share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor's PRO RATA share of the Fund's foreign income taxes. A foreign person who invests in a Fund that elects to "pass through" its foreign taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A foreign tax credit may not exceed the investor's U.S. federal income tax otherwise payable with respect to the investor's foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) his proportionate share of foreign taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from foreign sources; the Fund's gain from the sale of securities will generally be treated as U.S. source income. Certain limitations will be imposed to the extent to which the foreign tax credit may be claimed.

If any Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies," the Fund will be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's PRO RATA share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually the shares of the passive foreign investment company, and, in such event, would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

FEDERAL TAX TREATMENT OF COMPLEX SECURITIES. Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Each Fund is required, for federal income tax purposes, to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts (referred to as "Section 1256 contracts") as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based investments required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, option contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered qualifying income for purposes of the 90% requirement for a Fund to qualify as a RIC.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). Estimated income or loss from non-periodic contingent payments may be recognized on a current basis. The tax treatments of many types of credit default swaps are uncertain.

Each Fund intends to distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.

TAXATION OF U.S. SHAREHOLDERS. Dividends and other distributions by a Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their PRO RATA share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income, subject to the discussions of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in the shares of the Fund, and as a capital gain thereafter (if the shareholder holds such shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by a Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date a Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

SALES OF SHARES. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (E.G., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

BACK-UP WITHHOLDING. In certain cases, a Fund will be required to withhold at the applicable withholding rate, currently 28%, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number, (2) is subject to back-up withholding by the IRS; (3) has failed to certify to a Fund that such shareholder is not subject to back-up withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

SECTIONS 351 AND 362. The Company on behalf of each Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the IRC, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund's basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Company will exercise the right of rejection except in a case where the Company determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

QUALIFIED DIVIDEND INCOME. Distributions by each Fund of investment company taxable income, whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent each Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (E.G., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Substitute dividend payments received with respect to securities lent out are not qualified dividend income. A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (and each Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or
(iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the IRC. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Capital gain distributions consisting of each Fund's net capital gains will be taxable as long-term capital gains.

CORPORATE DIVIDENDS RECEIVED DEDUCTION. The Funds do not expect dividends that are paid to its corporate shareholders to be eligible, in the hands of such shareholders, for the corporate dividends received deduction.

REPORTING. If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service ("IRS") a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

OTHER TAXES. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

TAXATION OF NON-U.S. SHAREHOLDERS. Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

A distribution from a Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable, if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund's assets are invested in REITs and other U.S. real property holding corporations.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the IRC, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Financial Statements
Each Fund's audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The applicable Annual Report to Shareholders is delivered with this SAI to shareholders requesting this SAI.

Miscellaneous Information
COUNSEL. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Company.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the independent registered public accounting firm of the Company, audits the Funds' financial statements and may perform other services.

SHAREHOLDER COMMUNICATIONS TO THE BOARD. Shareholders may make inquiries by writing to the Company, c/o the Distributor, One Freedom Valley Drive, Oaks, PA
19456.   The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Directors, c/o Barclays Global Investors, N.A. - Mutual Fund Administration, 45 Fremont Street, San Francisco, CA 94105. Shareholders' communications to the Board should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Company and reported to the Board.

                                  iShares, Inc.
                   Files Nos. File Nos. 33-97598 and 811-09102

                                     Part C

                                Other Information

Item 23. Exhibits                                                       PEA # 53

Exhibit
Number    Description
-------   ----------------------------------------------------------------------
(a.1) Articles of Restatement, filed September 15, 2006, are incorporated herein by reference to Post-Effective Amendment No. 31 to the Registration Statement, filed on December 22, 2006 ("PEA No. 31").

(a.2) Articles of Amendment, filed December 20, 2006, are incorporated herein by reference to PEA No. 31.

(a.3) Articles Supplementary, filed December 20, 2006, are incorporated herein by reference to PEA No. 31.

(b.1) Amended and Restated By-Laws is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed on April 16, 2007 ("PEA No. 32").

(c.)      None.

(d.1) Investment Management Agreement between Registrant and Barclays Global Fund Advisors ("BGFA") is incorporated herein by reference to PEA No. 31.

(d.2) Amended Schedule A to Investment Management Agreement is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement, filed on December 28, 2007 ("PEA No. 47").

(e.1) Distribution Agreement between Registrant and SEI Investments Distribution Co., dated March 27, 2000, is incorporated herein by reference to Post-Effective Amendment No.18 to the Registration Statement, filed on December 29, 2000 ("PEA No. 18").

(e.2) Amended Exhibit A to Distribution Agreement is to be filed by amendment.

(e.3) Form of Authorized Participant Agreement is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement, filed on December 30, 2003.

(e.4) Form of Sales and Investor Services Agreement incorporated herein by reference to PEA No. 18.

(f.)      None.

(g.1) Custodian Agreement between Registrant and Investors Bank & Trust Company ("IBT(1)"), dated May 21, 2002, is incorporated herein by reference to exhibit (g.3) of Post-Effective Amendment No. 26 to the Registration Statement, filed on December 30, 2002 ("PEA No. 26").

(g.2)     Appendix A to Custodian Agreement is to be filed by amendment.

(g.3) Amendment, dated December 31, 2002, to the Custodian Agreement is incorporated herein by reference to PEA No. 31.

(g.4) Amendment, dated January 1, 2006, to the Custodian Agreement is incorporated herein by reference to PEA No. 31.

(h.1) Administration Agreement between Registrant and IBT(1), dated May 21, 2002, is incorporated herein by reference to exhibit (h.3) of PEA
          No. 26.

(h.2)     Appendix A to Administration Agreement is to be filed by amendment.

(h.3) Amendment, dated January 1, 2006, to the Administration Agreement is incorporated herein by reference to PEA No. 31.

(h.4) Amendment, dated January 1, 2007, to the Administration Agreement is incorporated herein by reference to PEA No. 32.

(h.5) Transfer Agency and Service Agreement between Registrant and IBT(1), dated May 21, 2002, is incorporated herein by reference to exhibit (h.7) of PEA No. 26.

(h.6) Appendix A to Transfer Agency and Service Agreement is to be filed by amendment.

(h.7) Amendment, dated May 21, 2002, to the Transfer Agency and Service Agreement is incorporated herein by reference to PEA No. 31.

(h.8) Amendment, dated September 1, 2004, to the Transfer Agency and Service Agreement is incorporated herein by reference to PEA No. 31.

(h.9) Amendment, dated January 1, 2006, to the Transfer Agency and Service Agreement is incorporated herein by reference to PEA No. 31.

(h.10) Sub-License Agreement between Registrant and Barclays Global Investors with respect to the use of the MSCI Indexes, dated May 8, 2000, is incorporated herein by reference to PEA No.

          18.

(h.11) Sub-License Agreement between Registrant and Barclays Global Investors with respect to the use of the MSCI Indexes to be filed by amendment.

(h.12) Securities Lending Agency Agreement, dated April 2, 2007, between Registrant and iShares Trust and Barclay's Global Investors is incorporated herein by reference to PEA No. 32.

(h.13) Appendix A to Securities Lending Agency Agreement between BGI and the Registrant to be filed by amendment.

(i.) Legal Opinion and Consent of Venable LLP is incorporated herein by reference to PEA No. 47.

(j.)      Consent of PricewaterhouseCoopers LLP is filed herein.

(k.)      None.

(l.1) Subscription Agreement between the Registrant and Funds Distributor, Inc. is incorporated herein by reference to Pre-Effective Amendment No. 3 to the Registration Statement, filed on March 6, 1999.

(l.2) Letter of Representations among the Registrant, Depository Trust Company ("DTC") and Morgan Stanley Trust Company Exhibit is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement, filed on March 1, 1996, to the Company's initial registration statement on Form N-1A filed on September 29, 1995.

(l.3) Letter of Representations between the Registrant and DTC, dated May 5, 2000, is incorporated herein by reference to PEA No. 18.

(l.4) Letter of Representations between the Registrant and DTC dated October 15, 2001 is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement, filed on October 22, 2001.

(m.) Amended Plan of Distribution pursuant to Rule 12b-1 is incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement filed on September 19, 2002.

(n.)      None.

(o.)      Not applicable.

(p.1) Code of Ethics of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed on December 22, 2005 ("PEA No. 30").

(p.2)     Code of Ethics of BGFA is incorporated herein by reference to PEA No.
          30.

(q.) Powers of Attorney, each dated September 18, 2007, for Michael A. Latham, Lee T. Kranefuss, John E. Martinez, George G.C. Parker, Cecilia H. Herbert, John E. Kerrigan, Charles A. Hurty, and Robert H. Silver are incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement, filed November 9, 2007 ("PEA No.
          42).

Item 24. Persons Controlled By or Under Common Control with Registrant.

iShares MSCI Belgium Index Fund

Citigroup Global Markets Inc...........................................   44.70%

iShares MSCI EMU Index Fund

Deutsche Bank Securities Inc./Cedear...................................   31.81%

iShares Netherlands Index Fund

A.G. Edwards & Sons, Inc...............................................   25.83%

iShares Spain Index Fund

Citigroup Global Markets Inc...........................................   26.46%

iShares MSCI South Africa Index  Fund

State Street Bank and Trust Company....................................   28.25%

Item 25. Indemnification.

     Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement, filed on January 15, 1997.

Item 26. Business and Other Connections of Investment Adviser.

     The Fund is advised by BGFA, a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), 45 Fremont Street, San Francisco, CA 94105. BGFA's business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors.

     The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business. Each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position   Principal Business(es) During the Last Two Fiscal Years
-----------------   ------------------------------------------------------------
Blake Grossman      Director and Chairman of the Board of Directors of BGFA and
Chairman            Chief Executive Officer and Director of BGI
                    45 Fremont Street, San Francisco, CA 94105

Frank Ryan          Chief Financial Officer of BGFA and Chief Financial Officer
Officer             and Cashier of BGI
                    45 Fremont Street, San Francisco, CA 94105

Rohit Bhagat        Director and Chief Operating Officer of BGFA and BGI
Director            45 Fremont Street, San Francisco, CA 94105

Item 27. Principal Underwriters:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, SEI Investments Distribution Co. ("SEI") acts as distributor for:

SEI Daily Income Trust                                 July 15, 1982
SEI Liquid Asset Trust                                 November 29, 1982
SEI Tax Exempt Trust                                   December 3, 1982
SEI Index Funds                                        July 10, 1985
SEI Institutional Managed Trust                        January 22, 1987
SEI Institutional International Trust                  August 30, 1988
The Advisors' Inner Circle Fund                        November 14, 1991
The Advisors' Inner Circle Fund II                     January 28, 1993
Bishop Street Funds                                    January 27, 1995
SEI Asset Allocation Trust                             April 1, 1996
SEI Institutional Investments Trust                    June 14, 1996
Oak Associates Funds                                   February 27, 1998
CNI Charter Funds                                      April 1, 1999
iShares Trust                                          April 25, 2000
Optique Funds, Inc.                                    November 1, 2000
Causeway Capital Management Trust                      September 20, 2001
Barclays Global Investors Funds                        March 31, 2003
SEI Opportunity Fund, LP                               October 1, 2003
The Arbitrage Funds                                    May 17, 2005
The Turner Funds                                       January 1, 2006
ProShares Trust                                        November 14, 2005
Community Reinvestment Act Qualified Investment Fund   January 8, 2007
Accessor Funds                                         March 1, 2007
SEI Alpha Strategy Portfolios, LP                      June 29, 2007
TD Asset Management USA Funds                          July 25, 2007
SEI Structured Credit Fund, LP                         July 31, 2007

SEI provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

                     Position and Office                               Positions and Offices
Name                 with Underwriter                                     with Registrant
----                 ----------------                                  ---------------------
William M. Doran     Director                                                   --
Edward D. Loughlin   Director                                                   --
Wayne M. Withrow     Director                                                   --
Kevin Barr           President & Chief Executive Officer                        --
Maxine Chou          Chief Financial Officer & Treasurer                        --
Thomas Rodman        Chief Operations Officer                                   --
John Munch           General Counsel & Secretary                                --
Karen LaTourette     Chief Compliance Officer, Anti-Money Laundering
                     Officer & Assistant Secretary                              --
Mark J. Held         Senior Vice President                                      --
Lori L. White        Vice President & Assistant Secretary                       --
Robert Silvestri     Vice President                                             --
John Coary           Vice President & Assistant Secretary                       --
Michael Farrell      Vice President                                             --
Mark McManus         Vice President                                             --
John Cronin          Vice President                                             --

(c) Not applicable.

Item 28. Location of Accounts and Records

(a) The Fund maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, the "Records") at the offices of IBT/1/, 200 Clarendon Street, Boston, MA 02116.

(b) BGFA maintains all Records relating to its services as advisor at 45 Fremont Street, San Francisco, CA, 94105.

(c) SEI maintains all Records relating to its services as distributor at One Freedom Valley Drive, Oaks, PA 19456.

(d) IBT(1) maintains all Records relating to its services as transfer agent, fund accountant and custodian at 200 Clarendon Street, Boston, MA 02116.

Item 29. Management Services.

Not applicable.

Item 30. Undertakings.

(a) The Company hereby undertakes to call a meeting of the shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the holders of at least 10% of the Company's outstanding shares of common stock and, in connection with such meeting to comply with the provisions of Section 16(c) of the 1940 Act relating to shareholder communications.

(b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

----------
/1/ On July 2, 2007, State Street Corporation acquired Investors Financial Services Corporation, the parent company of IBT which provides administrative, custodial and transfer agency services for the Funds.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 53 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Francisco and the State of California on the 22nd day of February, 2008.


                                        By:
                                            ------------------------------------
                                            Michael A. Latham*
                                            President

                                            Date: February 22, 2008

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 53 to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.


                                        By:
                                            ------------------------------------
                                            Lee T. Kranefuss*
                                            Director

                                            Date: February 22, 2008


                                            ------------------------------------
                                            John E. Martinez*
                                            Director

                                            Date: February 22, 2008


                                            ------------------------------------
                                            George G. C. Parker*
                                            Director

                                            Date: February 22, 2008


                                            ------------------------------------
                                            Cecilia H. Herbert*
                                            Director

                                            Date: February 22, 2008


                                            ------------------------------------
                                            Charles A. Hurty*
                                            Director

                                            Date: February 22, 2008


                                            ------------------------------------
                                            John E. Kerrigan*
                                            Director

                                            Date: February 22, 2008

                                            ------------------------------------
                                            Robert H. Silver*
                                            Director

                                            Date: February 22, 2008


                                            ------------------------------------
                                            Michael Latham*
                                            President

                                            Date: February 22, 2008


                                            /s/ Geoffrey D. Flynn
                                            ------------------------------------
                                            Geoffrey D. Flynn
                                            Treasurer

                                            Date: February 22, 2008


                                        *By: /s/ Geoffrey D. Flynn
                                             -----------------------------------
                                             Geoffrey D. Flynn
                                             Attorney in fact

                                             Date: February 22, 2008

* Powers of Attorney, each dated September 18, 2007, for Michael A. Latham, Lee T. Kranefuss, John E. Martinez, George G.C. Parker, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, and Robert H. Silver are incorporated by reference to Post-Effective Amendment No. 42.

Exhibit Index

(j)  Consent of PricewaterhouseCoopers LLP